As filed with the Securities and Exchange Commission on December 22, 2014
File No. 333-30470
ICA No. 811-09815

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. _____	[ ]
Post-Effective Amendment No. 31	[X]
And
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 34

THE ARBITRAGE FUNDS

(Exact name of Registrant as Specified in Trust Instrument)

41 Madison Avenue
42nd Floor
New York, New York 10010
(Address of Principal Executive Office)

(212) 584-2371
(Area Code and Telephone Number)

John S. Orrico
Water Island Capital, LLC
41 Madison Avenue, 42nd Floor
New York, NY 10010
(Name and Address of Agent for Service)

Copy to:

Joshua B. Deringer, Esq.
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103

Approximate Date of Proposed Public Offering:  As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

[ ]Immediately upon filing pursuant to paragraph (b)	[X]on December 22, 2014 pursuant to paragraph (b)
[ ]60 days after filing pursuant to paragraph (a)(1)	[ ]on (date) pursuant to paragraph (a)(1)
[ ]75 days after filing pursuant to paragraph (a)(2)	[ ]on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

December 22, 2014

THE ARBITRAGE TACTICAL EQUITY FUND
Class R (Nasdaq Symbol: ATQFX)
Class I (Nasdaq Symbol: ATQIX)
Class C (Nasdaq Symbol: ATQCX)
Class A (Nasdaq Symbol: ATQAX)

41 Madison Avenue, 42nd Floor | New York, New York 10010

The Arbitrage Funds currently offers four fund series to investors — The Arbitrage Fund, The Arbitrage Credit Opportunities Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund, each of which has four classes of shares. The Classes differ only in the expenses and sales charges to which they are subject and with respect to investment eligibility requirements. The Arbitrage Tactical Equity Fund (the "Fund") shares are offered pursuant to this Prospectus. The other Funds are offered in a separate prospectus, which is available upon request.

The Fund seeks to achieve capital appreciation by investing in securities of companies where the market may not fully appreciate the impact of fundamental changes to the business, industry or regulatory environment. The investment adviser to the Fund is Water Island Capital, LLC, 41 Madison Avenue, 42nd Floor, New York, New York 10010.

This Prospectus contains information about the Fund that you should know before investing, including information about risks. Please read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary Section	3
Additional Important Information Regarding Fund Expenses And Dividends On Short Positions	10
Investment Objective, Policies And Risks	10
The Adviser	17
Distribution Arrangements	18
Net Asset Value	18
How To Purchase Shares	19
Redemptions	24
Exchanging Shares	28
Tax Status, Dividends And Distributions	28
Financial Highlights	29

THE ARBITRAGE TACTICAL EQUITY FUND

SUMMARY SECTION

Investment Objective
The Fund seeks to achieve capital appreciation.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in “How to Purchase Shares – Front-End Sales Charges – Class A Shares” on page 19 of this Prospectus and in “Purchase, Redemption, and Pricing of Shares” on page 45 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class R Shares	Class I Shares	Class C Shares	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	3.25%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	1.00%(1)	None(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%	2.00%	None	2.00%(3)
Exchange Fee (as a percentage of amount exchanged within 30 days of purchase) (7)	2.00%	2.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class R Shares	Class I Shares	Class C Shares	Class A Shares
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	None	1.00%	0.25%
Other Expenses(4)	4.57%	4.57%	4.57%	4.57%
Dividend and Interest Expense on Short Positions(5)	0.49%	0.49%	0.49%	0.49%
All Remaining Other Expenses	4.08%	4.08%	4.08%	4.08%
Total Annual Fund Operating Expenses	6.07%	5.82%	6.82%	6.07%
Fee Waiver(6)	-3.89%	-3.89%	-3.89%	-3.89%
Total Annual Fund Operating Expenses After Fee Waiver(6)	2.18%	1.93%	2.93%	2.18%

(1)	This contingent deferred sales charge applies to Class C shares redeemed within 12 months of purchase.
(2)	A deferred sales charge of up to 1.00% will be imposed on purchases of $500,000 or more of Class A shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.
(3)	The redemption fee does not apply to purchases of $500,000 or more of Class A shares, which are subject to a contingent deferred sales charge.
(4)	Other Expenses are based on estimated amounts for the current fiscal year.
(5)
The Fund is obligated to pay any interest incurred or dividend declared during the period in which the Fund maintains a short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the accrued interest or dividend as an expense. These expenses are not fees directly charged to shareholders but are expenses paid by the Fund that are similar to finance charges that the Fund incurs in borrowing transactions. The Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs).

(6)
The Fund has entered into an Expense Waiver and Reimbursement Agreement with the Fund’s investment adviser pursuant to which the adviser has contractually agreed to limit the total annual operating expenses of the Fund, not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses, so that they do not exceed 1.69% of the Fund’s average daily net assets allocable to the Class R shares, 1.44% of the Fund’s average daily net assets allocable to the Class I shares, 2.44% of the Fund’s average daily net assets allocable to the Class C shares, and 1.69% of the Fund’s average daily net assets allocable to the Class A shares. The agreement remains in effect until December 31, 2017, and thereafter continues until either party terminates it upon not less than five days’ notice by sending a written notice to the other party. The adviser may recoup any waived amount from the Fund pursuant to the agreement, if such recoupment does not cause the Fund to exceed existing expense limitations in effect at the time the amounts were waived and the recoupment is done within three years after the year in which the expense was waived.

(7)	Exchange privileges do not apply to Class A or Class C shares until such shares have been held for at least 30 days.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver for the first three years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class R Shares	$221	$682
Class I Shares	$196	$606
Class C Shares	$396	$906
Class A Shares	$539	$985

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class R Shares	$221	$682
Class I Shares	$196	$606
Class C Shares	$296	$906
Class A Shares	$539	$985

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
The Fund seeks to profit from investing in securities of companies whose stock price trades significantly higher or lower from where the Adviser believes it should trade. The Adviser believes such differences may occur when news and events create misperception of a company’s correct stock price. Examples of such news and events, which the Fund refers to as “investment opportunities,” include, but are not limited to: changes in industry or sector fundamentals, announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, earnings results and outlook, regulatory changes and litigation. The Adviser’s investment approach is to identify these differences and to tactically purchase or sell short such securities in order to achieve the Fund’s objective. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. In certain circumstances, the Adviser may seek to proactively engage with company management to address opportunities that may further unlock value or discuss concerns.

In order to meet its investment objective, the Fund will invest in a portfolio of securities including: equities, debt (such as corporate bonds, debentures, notes and other similar instruments), warrants, distressed, high-yield (these are referred to as junk bonds), convertible, preferred, when-issued, and other securities the Adviser believes will further its investment objective. The Fund may also invest in derivatives. The principal types of derivatives in which the Fund may invest are options, total return swaps, credit default swaps, credit default indexes, currency forwards, and futures. Furthermore, the Adviser may invest in instruments, such as exchange traded funds (“ETFs”), exchange traded notes (“ETNs”) and commodities. The Fund may invest in both physical gold and other precious metals and the securities of companies in the gold mining and other precious metal mining sectors. Under normal circumstances, the Fund invests at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stock, preferred stock and securities convertible into such stock, and other instruments that have economic characteristics similar to equity securities.

The Fund is not limited with respect to security, geography, market capitalization, credit quality, sector or industry and the Fund will be non-diversified as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Fund may invest in cash or cash equivalents, money market funds, or money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities and prime commercial paper.

Principal Risks
As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

Market Risks: Market risk is the possibility that securities prices will fluctuate over time. This fluctuation includes both increases and decreases in security prices. The Fund is subject to market risk. The value of the Fund’s investments, and the net asset value of the Fund, will fluctuate. Investors could lose money due to this price fluctuation.

Value Style Risks: Although the Fund invests in stocks that the Adviser believes to be under-valued, the prices of these stocks may move even lower. In addition, although the Fund sells short stocks that the Adviser believes to be over-valued, the prices of these stocks may move even higher.

Credit Risks: Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as “junk bonds.” Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

U.S. Government Securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

Distressed Securities Risks: Distressed securities are typically unrated, lower-rated, in default or close to default. Many of these instruments are not publicly traded, and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund's original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

Interest Rate Risks: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect prices of these securities and, accordingly, the Fund’s share price.

Commodities Risks: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies.

Prices of gold-related issues are susceptible to changes to U.S. and foreign taxes, currencies, mining laws, inflation, and various other market conditions.

Foreign Securities Risks: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions may be higher in foreign countries than in the United States. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Emerging Market Risks: Investing in emerging markets will, among other things, expose the Fund to all the risks described above in the “Foreign Securities Risks” section; however, there are greater risks involved in investing in emerging market countries and/or their securities markets than there are in more developed countries and/or markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Currency Risks: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. Currency forward/futures contracts also may deny the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks.

Convertible Security Risks: Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm’s capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer’s operating results and credit ratings.

Short Sale Risks: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Fund. Short positions may introduce additional risk to the Fund because a short position loses value as a security’s price increases and there is no theoretical ceiling to the price of the shorted security. Therefore, securities sold short have unlimited risk.

Derivatives Risks: In general, a derivative contract typically involves leverage (namely, it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract). The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. It is possible that government regulation of various types of derivative instruments, including regulations enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), may impact the availability, liquidity and cost of derivative instruments. There can be no assurance that such regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Put and Call Options Risks: Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary market at any particular time; and possible price fluctuation limits.

In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Futures Risks: The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Swap Risks: The Fund may enter into derivatives called equity swaps. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission (“SEC”) and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swap Risks: Credit default swaps increase credit risk when the Fund is the seller and increase counterparty risk when the Fund is the buyer. Credit default swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Credit default swap transactions in which the Fund is the seller may require the Fund to liquidate securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Total Return Swap Risks: In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Counterparty Risks: The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract.

Leverage Risks: If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund’s net asset value may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Exchange-Traded Note Risks: The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Preferred Stock Risks: Preferred stock generally does not exhibit as great a potential for appreciation as common stock, although it ranks above common stock in its claim on income for dividend payments. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of preferred and common stock owners. Preferred stock may also be subject to option or mandatory redemption provisions.

Warrants Risks: If the price of the underlying stock does not rise about the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock. Warrants are also generally less liquid than an investment in the underlying security.

Non-Diversification Risks: The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Other Investment Companies Risks: When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company's operating expenses, including the potential duplication of management fees. Additionally, the risks of owning securities of an investment company generally reflect the risks of owning the underlying securities that the fund invests in or is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, ETFs and closed-end funds do not necessarily trade at the net asset value of their underlying securities, which means that these funds could potentially trade above or below the value of their underlying portfolios and may result in a loss and are subject to trading and commission costs. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds currently seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.

High Portfolio Turnover Risks: The Fund’s investment strategies may result in higher portfolio turnover rates. This may increase the Fund’s brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Performance Information
Performance information for the Fund will be provided once it has annual returns for a full calendar year. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

Investment Adviser
Water Island Capital, LLC is the investment adviser to the Fund.

Portfolio Manager
Edward Chen, Portfolio Manager of the Adviser has been the portfolio manager of the Fund since its inception in 2014.

Purchase and Sale of Fund Shares
Minimum Investment Amounts Class R Shares — The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

Minimum Investment Amounts Class I Shares — The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

You may conduct transactions by mail (Regular Mail to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842, or Express/Overnight Mail to The Arbitrage Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105), or by telephone at (800) 295-4485. Transactions will only occur on days the New York Stock Exchange (NYSE) is open. Investors who wish to purchase, exchange or redeem Class R or Class I shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or sell shares of the Fund may be placed. The Fund’s transfer agent is open from 9:00 a.m. to 5:00 p.m. Eastern Time for purchase, exchange or redemption orders.

Minimum Investment Amounts Class C and Class A Shares — The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments in Class C or Class A shares.

Purchases, exchanges and redemptions of Class C and Class A shares can be made only through institutional channels, such as financial intermediaries and retirement platforms, which have established an agreement with the Fund’s distributor. Financial intermediaries may charge additional fees for their services. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the NYSE in order to receive that day’s net asset value.

Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THE ARBITRAGE TACTICAL EQUITY FUND

ADDITIONAL IMPORTANT INFORMATION REGARDING FUND EXPENSES AND DIVIDENDS ON SHORT POSITIONS

When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay any interest accrued or dividend declared during the period in which the Fund maintains the short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the accrued interest or dividend as an expense. Dividend expenses are not fees directly charged to shareholders by the Fund or any Fund service provider but are similar to finance charges incurred by the Fund in borrowing transactions. Dividends, whether earned by the Fund on long positions, or paid by the Fund on short positions, are taken into account by the Fund’s investment adviser, Water Island Capital, LLC (the “Adviser”), when calculating the return potential of its investments.

The Arbitrage Tactical Equity Fund

Excluding the effect of expenses attributable to dividends and interest on short positions, The Arbitrage Tactical Equity Fund’s total annual operating expenses (expenses that are deducted from Fund assets) are as set forth below. Please refer to the table in the Fund’s “Fees and Expenses” discussion on page 3 for details on the Fund’s Total Annual Operating Expenses including the effect of expenses attributable to dividends and interest on short positions, and see the accompanying footnote for details relating to the Expense Waiver and Reimbursement Agreement.

	Class R Shares	Class I Shares	Class C Shares	Class A Shares
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	None	1.00%	0.25%
Other Expenses, Excluding Dividend and Interest Expense on Short Positions	4.08%	4.08%	4.08%	4.08%
Total Annual Fund Operating Expenses, Excluding Effect of Dividend and Interest Expense on Short Positions	5.58%	5.33%	6.33%	5.58%
Fee Waiver	-3.89%	-3.89%	-3.89%	-3.89%
Total Annual Fund Operating Expenses After Fee Waiver	1.69%	1.44%	2.44%	1.69%

INVESTMENT OBJECTIVE, POLICIES AND RISKS

Investment Objective

The Arbitrage Tactical Equity Fund seeks to achieve capital appreciation.

The Fund may change its investment objective without shareholder approval.

Principal Investment Strategies and Policies

The Arbitrage Tactical Equity Fund
The Fund seeks to profit from investing in securities of companies whose stock price trades significantly higher or lower from where the Adviser believes it should trade. The Adviser believes such differences may occur when news and events create misperception of a company’s correct stock price. Examples of such news and events, which the Fund refers to as “investment opportunities,” include, but are not limited to: changes in industry or sector fundamentals, announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, earnings results and outlook, regulatory changes and litigation. The Adviser’s investment approach is to identify these differences and to tactically purchase or sell short such securities in order to achieve the Fund’s objective. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. In certain circumstances, the Adviser may seek to proactively engage with company management to address opportunities that may further unlock value or discuss concerns.

In order to meet its investment objective, the Fund will invest in a portfolio of securities including: equities, debt (such as corporate bonds, debentures, notes and other similar instruments), warrants, distressed, high-yield (these are referred to as junk bonds), convertible, preferred, when-issued, and other securities the Adviser believes will further its investment objective. The Fund may also invest in derivatives. The principal types of derivatives in which the Fund may invest are options, total return swaps, credit default swaps, credit default indexes, currency forwards, and futures. Furthermore, the Adviser may invest in instruments, such as exchange traded funds (“ETFs”), exchange traded notes (“ETNs”) and commodities. The Fund may invest in both physical gold and other precious metals and the securities of companies in the gold mining and other precious metal mining sectors. The Fund intends, however, to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. Under normal circumstances, the Fund invests at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stock, preferred stock and securities convertible into such stock, and other instruments that have economic characteristics similar to equity securities.

The Fund is not limited with respect to security, geography, market capitalization, credit quality, sector or industry and the Fund will be non-diversified as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Fund may invest in cash or cash equivalents, money market funds, or money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities and prime commercial paper.

Short Sales: The Adviser may engage in selling securities short when the Adviser believes the security is overvalued or subject to an investment opportunity in which its value is more likely to decline. At all times when the Fund does not own securities which are sold short, the Fund will maintain collateral consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

Put and Call Options: The Adviser may engage in purchasing and/or selling put and call options in an effort to improve the risk/return associated with some of its investments. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. The market price of a put option normally will vary inversely with the market price of the underlying security. Consequently, by purchasing put options on securities the Fund owns, it may be possible for the Fund to partially offset any decline in the market value of these securities. A call option, on the other hand, is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option, at any time prior to its expiration. The market price of the call, in most instances, will move in conjunction with the price of the underlying security.

The premium received by the Fund for the sale of options may be used by the Fund to reduce the risks associated with individual investments and to increase total investment return.

Currency Forward/Futures Contracts: A currency forward contract is a financial contract to trade a specific foreign currency at an agreed exchange rate at a future date. The contract is individually negotiated and privately traded by currency traders and their customers in the interbank market. A currency forward contract will generally reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. A currency futures contract may serve a similar function as a currency forward contract except that it is generally a standard binding agreement and may be traded on U.S. and non-U.S. exchanges.

Leverage: The Fund intends to borrow from banks to increase its portfolio holdings of securities. Borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes) equal to as much as 50% of the value of its net assets (not including such borrowings).

Exchange Traded Notes: An exchange traded note ("ETN") is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publically traded on a U.S. securities exchange.

Investments in Other Investment Companies: To the extent permitted by the Investment Company Act of 1940, the Fund may invest in shares of other registered investment companies, including ETFs. If the Fund invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also management fees and other expenses paid by the other fund. Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning securities of an investment company generally reflect the risks of owning the underlying securities that the fund invests in or is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, ETFs and closed-end funds do not necessarily trade at the net asset value of their underlying securities, which means that these funds could potentially trade above or below the value of their underlying portfolios and may result in a loss. Finally, because ETFs and closed-end funds trade like stocks on exchanges, they are subject to trading and commission costs. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds currently seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.

The Fund continuously monitors its investments and evaluates each investment’s risk/return profile, not only for each investment by itself, but also in the context of the Fund’s overall portfolio and the availability of other investment opportunities. As a result of this continuous examination of investment conditions, the Fund will not necessarily use each of its available strategies (principal and non-principal) at a particular time, but rather will allocate its investments according to what the Adviser believes are the best risk-adjusted investment opportunities available.

The Adviser expects the Fund’s assets to be invested in various industries; however if, for example, a large percentage of investment opportunities are occurring within the U.S. are within one industry over a given period of time, a large portion of the Fund’s assets could be concentrated in that industry for that period of time. Examples of such investment opportunities include, but are not limited to: changes in industry or sector fundamentals, announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, earnings results and outlook, regulatory changes and litigation.

Non-Principal Investment Strategies

The non-principal investment strategies that the Fund employs are described more fully below.

Repurchase Agreements: The Fund may enter into collateralized repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Adviser. Such agreements can be entered into for periods of one day or for a fixed term. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the agreed upon repurchase price. If the seller defaults on its repurchase obligation, the Fund holding such obligation suffers a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) is less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Fund might be delayed pending court action.

Temporary Investments: The Fund may adopt temporary defensive positions that are inconsistent with the Fund’s principal investment strategies typically in response to adverse market, economic, political, or other conditions. Depending upon such, the Fund may invest, on a temporary basis, a substantial portion of its assets in cash or cash equivalents, including money market funds, or money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities, prime commercial paper, and repurchase agreements for the above securities. To the extent a Fund invests in these temporary investments, the Fund may not achieve its investment objective of growth of capital since these instruments bear interest but do not appreciate in value.

Principal Investment Risks

The principal investment risks of investing in the Fund are described below:

Market Risks: Market risk is the possibility that securities prices will fluctuate over time. This fluctuation includes both increases and decreases in security prices. The Fund is subject to market risk. The value of the Fund’s investments, and the net asset value of the Fund, will fluctuate. Investors could lose money due to this price fluctuation.

Value Style Risks: Although the Fund invests in stocks that the Adviser believes to be under-valued, the prices of these stocks may move even lower. In addition, although the Fund sells short stocks that the Adviser believes to be over-valued, the prices of these stocks may move even higher.

Credit Risks: The Fund may invest in convertible and non-convertible debt securities, including high yield fixed income securities, also known as “junk bonds.” Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. Consequently, an economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities.

U.S. Government Securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law. On September 7, 2008, Fannie Mae and Freddie Mac (collectively the “GSEs”) were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs’ assets and property and putting them in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced. The long-term effect that this conservatorship will have on the securities issued or guaranteed by the GSEs is unclear.

Distressed Securities Risks: Distressed securities are typically unrated, lower-rated, in default or close to default. Many of these instruments are not publicly traded, and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund's original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

Interest Rate Risks: Prices of senior loans, bonds and preferred stocks tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect prices of these securities and, accordingly, the Fund’s share price. Although the Adviser closely monitors the Fund’s duration, the longer the Fund’s effective maturity and duration, the more its share price is likely to react to interest rates.

Commodities Risks: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies.

The Fund is susceptible to specific political and economic risks affecting the price of gold and other precious metals including changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Fund’s investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

Gold and other precious metal investing involves additional considerations, including custody and transaction costs that may be higher than those involving securities. Moreover, holding gold results in no income being derived from such holding, unlike certain securities which may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. In addition, income derived from trading in gold and certain contracts and derivatives relating to gold may result in negative tax consequences. Finally, although not currently anticipated, if gold in the future were held in a book account, it would involve risks of the credit of the party holding the gold.

Foreign Securities Risks: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions may be higher in foreign countries than in the United States. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Emerging Market Risks: Investing in emerging markets will, among other things, expose the Fund to all the risks described above in the “Foreign Securities Risks” section; however, there are greater risks involved in investing in emerging market countries and/or their securities markets than there are in more developed countries and/or markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities. The small size of their securities markets and low trading volumes can make emerging market investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Fund may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in foreign securities.

Currency Risks: Foreign investments typically are issued and traded in foreign currencies. When the Fund invests in foreign currencies, securities that trade in foreign currencies, or obtain derivatives that provide exposure to foreign currencies, the Fund may be adversely affected by the changes in exchange rates of foreign currencies. When the foreign currencies depreciate relative to the U.S. dollar, the Fund’s investments in foreign currencies or securities that trade in foreign currencies may lose value. When the foreign currencies appreciate relative to the U.S. dollar, the Fund may be limited in its capitalization of the appreciation if it hedged its position through forward, futures or other instruments. Foreign currencies may fluctuate due to various factors, including, but not limited to, changes in interest rates, foreign government interventions, adverse political or economical conditions of certain countries, changes in investors’ risk appetites, and changes in policies of central banks or supranational entities such as the International Monetary Fund. Currency forward/futures contracts also may deny the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks.

Convertible Security Risks: Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm’s capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer’s operating results, financial statements and credit ratings.

Short Sale Risks: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Fund. Short positions may introduce additional risk to the Fund because a short position loses value as a security’s price increases and there is no theoretical ceiling to the price of the shorted security. Therefore, securities sold short have unlimited risk.

Derivatives Risks: In general, a derivative contract typically involves leverage (namely, it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract). The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. It is possible that government regulation of various types of derivative instruments, including regulations enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, may impact the availability, liquidity and cost of derivative instruments. There can be no assurance that such regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Option Risks: Option transactions in which the Fund may engage involve the specific risks described below:

•	the writer of an option may be assigned an exercise at any time during the option period;
•	disruptions in the markets for underlying instruments could result in losses for options investors;
•	imperfect or no correlation between the option and the securities being hedged;
•	the insolvency of a broker could present risks for the broker’s customers; and
•	market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Futures Risks: The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Swap Risks: The Fund may enter into derivatives called equity swaps. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swap Risks: Credit default swaps increase credit risk when the Fund is the seller and increase counterparty risk when the Fund is the buyer. Credit default swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Credit default swap transactions in which the Fund is the seller may require the Fund to liquidate securities when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the Fund.

Total Return Swap Risks: In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Wall Street Preform and Consumer Protection Act and certain Securities and Exchange Commission and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Counterparty Risks: The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract.

Leverage Risks: If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund’s net asset value may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Preferred Stock Risks: Preferred stock generally does not exhibit as great a potential for appreciation as common stock, although it ranks above common stock in its claim on income for dividend payments. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of preferred and common stock owners. Preferred stock may also be subject to option or mandatory redemption provisions.

Warrants Risks: If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock. Warrants are generally less liquid than an investment in the underlying security.

Exchange-Traded Note Risks: The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Non-Diversification Risks: The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

High Portfolio Turnover Risks: The Fund’s investment strategies may result in higher portfolio turnover rates. This may increase the Fund’s brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Non-Principal Investment Risks

The non-principal risks of investing in the Fund are as follows:

Illiquid Investments Risks: The Fund may experience difficulty in selling illiquid investments in a timely manner at the price it believes the investments are worth.

Securities Lending Risks: In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees.

Small and Medium Sized Company Risks: The Fund invests in small and medium sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

Portfolio Holdings and Disclosure Policy

The Fund’s top ten portfolio holdings in order of position size will be published quarterly, with a 15-day lag, at http://www.arbitragefunds.com. Additional information about the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities, as set forth in the Fund’s Portfolio Holdings and Disclosure Policy, is included in the Fund’s Statement of Additional Information.

THE ADVISER

Water Island Capital, LLC, 41 Madison Avenue, 42nd Floor, New York, New York 10010, a registered investment adviser, is the Fund’s investment adviser. The Adviser was formed in 2000 and as of October 31, 2014 had $ 3.9 billion in assets under management. Subject to the authority of the Fund’s Board of Trustees, the Adviser is responsible for the overall management of the Fund’s investment portfolio.

The Fund pays an annual fee of 1.25% on the amount of the Fund’s average net assets.

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement with the Adviser for the Fund will be available in the Fund’s semi-annual report to shareholders for the period ended November 30, 2014.

The Fund has entered into an Expense Waiver and Reimbursement Agreement with the Adviser so that total annual operating expenses of the Fund, not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses, do not exceed 1.69% of the Fund’s average daily net assets allocable to the Class R shares, 1.44% of the Fund’s average daily net assets allocable to the Class I shares, 2.44% of the Fund’s average daily net assets allocable to the Class C shares, and 1.69% of the Fund’s average daily net assets allocable to the Class A shares. The agreement remains in effect until December 31, 2017, and thereafter continues until either party terminates it in writing. The Adviser may recoup any waived amount from the Fund pursuant to the agreement if such reimbursement does not cause the Fund to exceed existing liabilities, and the reimbursement is made within three years after the year in which the expense was waived.

Edward Chen is the portfolio manager for the Fund. He is responsible for the day-to-day management of the portfolio of the Fund. Mr. Chen joined Water Island Capital, LLC in 2013 as a Portfolio Manager. He is responsible for the firm’s investments in equity event-driven and investment opportunities. Prior to joining the firm, Mr. Chen was a Managing Director and Senior Event-Driven Strategist for Jefferies, LLC and an event-driven analyst for Citigroup Global Markets, Inc. He started his career at Citigroup as an Associate in the firm’s Communications investment banking group. Mr. Chen received an MBA from MIT Sloan School of Management and a Bachelor’s degree from the University of Pennsylvania.

The Statement of Additional Information for the Fund provides additional information about the portfolio manager’s compensation, other accounts managed by him and his ownership of securities in the Fund.

DISTRIBUTION ARRANGEMENTS

Distributor

ALPS Distributors, Inc. serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund.

Distribution Plan

The Fund has adopted a Rule 12b-1 plan for Class R shares, which allows the Fund to pay distribution and other fees for the sale and distribution of Class R shares and for services provided to shareholders. The maximum level of distribution expenses is 0.25% per year of the Fund’s average daily net assets allocable to Class R shares. As these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of an investment in Class R shares and may cost you more than paying other types of sales charges.

The Fund has adopted a Rule 12b-1 plan for Class C shares (the “Plan”), which allows the Fund to pay distribution and other fees for the sale and distribution of Class C shares and for services provided to shareholders. The Plan permits the Fund to make payments at an annual rate of up to 0.75% of the Fund’s average daily net assets attributable to its Class C shares for expenses incurred in the promotion and distribution of the Fund’s shares. In addition, the Plan permits the Fund to make payments at an annual rate of up to 0.25% of the Fund’s Class C shares for expenses incurred in connection with the provision of shareholder support or administrative services for the Fund’s Class C shares. As these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of an investment in Class C shares and may cost you more than paying other types of sales charges. Under the terms of the Plan, the Fund is authorized to make payments to the principal distributor of the Fund for remittance to broker-dealers, retirement platforms, and other financial intermediaries as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. The Fund’s principal distributor is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares. The Fund’s principal distributor is entitled to retain some or all fees payable under a Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

The Fund has adopted a Rule 12b-1 plan for Class A shares, which allows the Fund to pay distribution and other fees for the sale and distribution of Class A shares and for services provided to shareholders. The maximum level of distribution expenses is 0.25% per year of the Fund’s average daily net assets allocable to Class A shares. As these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of an investment in Class A shares and may cost you more than paying other types of sales charges.

NET ASSET VALUE

The net asset value (“NAV”) per share of each Class of shares of the Fund will be determined on each day the NYSE is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day (normally 4:00 p.m. Eastern Time).

The Fund generally values portfolio securities at market value. If market quotations are not available or reliable, the Fund will value securities at their fair value as determined in good faith under the supervision of the Board of Trustees. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE. In addition, since certain foreign securities may trade on weekends or days when the Fund does not price its shares, the value of these securities may change on days when Fund shares cannot be purchased or redeemed.

HOW TO PURCHASE SHARES

Eligible Purchases

Purchases, exchanges and redemptions of Class C and Class A shares can be made only through institutional channels, such as broker-dealers, financial intermediaries and retirement platforms, which have established an agreement with the Fund’s distributor. Financial intermediaries may charge additional fees for their services. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the NYSE in order to receive that day’s net asset value.

Front-End Sales Charges – Class A Shares
The offering price of Class A Shares is the NAV next calculated after the Fund receives your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies depending on the amount of your investment.

Front-End Sales Charges - The Arbitrage Tactical Equity Fund

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price*	Your Sales Charge as a Percentage of Your Net Investment	Dealer’s Concession as a Percentage of Offering Price
Less than $100,000	3.25%	3.36%	2.75%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	2.25%	2.30%	2.00%
$500,000 or more	0.00%	0.00%	Up to 1.00%**

*
If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a deferred sales charge of up to 1.00% if you redeem your shares within eighteen months of purchase.

**
The Distributor, at its own discretion, will pay a commission to dealers on purchases of $500,000 or more as follows: 1.00% on sales of $500,000 up to $3,000,000, 0.50% on sales of $3,000,000 up to $10,000,000, and 0.25% on sales of $10,000,000 or more. Payments of 12b-1 fees to broker-dealers and others who receive a finder’s fee will begin after the Class A shares have been held for one year.

Since some of your investment goes to pay an upfront sales charge when you purchase Class A Shares, you purchase fewer shares than you would with the same investment in Class C Shares. Nevertheless, you are usually better off purchasing Class A Shares, rather than Class C Shares, and paying the front-end sales charge if you:

•	plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C Shares may eventually exceed the cost of the front-end sales charge; and
•	qualify for a reduced or waived sales charge.

For more information on how to determine what share class is most appropriate for you, please see “Choosing a Share Class”, below, or consult your broker or other financial intermediary.

You may qualify for reduced sales charges or sales charge waivers. Please consult your broker or other financial intermediary to see whether you qualify for a reduction or waiver of the sales charge. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. The Fund or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your immediate family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.

Waiver of Front-End Sales Charge – Class A Shares
Certain investors may be eligible for a waiver of the sales charges due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge may be waived on Class A Shares purchased by:

•	Accounts advised by the Adviser;
•	Persons repurchasing shares they redeemed within the last 60 days (see “Repurchase of Class A Shares”);
•	Employees, officers and directors, and members of their immediate family, of the Adviser;
•	Investors who acquire Class A Shares in one Fund through the exchange of Class A Shares in another Arbitrage Fund (See “Exchanging Fund Shares”);
•	Institutional retirement plans whereby an agreement is in place with the financial intermediary to offer those shares at NAV;
•	Asset allocation programs whereby an agreement is in place with the financial intermediary to offer those shares at NAV;
•	Other specific dealers, financial institutions, or programs whereby an agreement is in place with the financial intermediary to offer those shares at NAV;
•	Registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the Adviser or the distributor;
•	Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with the distributor;
•
Financial intermediary supermarkets and fee-based platforms. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer; and

•	Other investors as deemed appropriate by the Adviser.

Repurchase of Class A Shares
You may repurchase any amount of Class A Shares of the Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 60 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 60 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax Adviser if recognizing such a loss is important to you.

Rights of Accumulation
In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your purchases with the value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The value of your accumulated shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the transfer agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at the Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount as the Fund, its transfer agent and financial intermediaries may not maintain this information. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Fund may amend or terminate this right of accumulation at any time.

Letter of Intent
You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege
When calculating the appropriate sales charge rate, the Fund will combine same-day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

General Information about Sales Charges
Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

From time to time, one or more promotional incentive programs for dealers may be instituted. Under any such program, dealers may receive cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings and gifts that do not exceed $100 per year, per individual.

Information regarding the Fund’s sales charges may be obtained free of charge by calling, toll-free, at (800) 295-4485.

Contingent Deferred Sales Charge

If your account value, including the amount of your current investment, totals $500,000 or more in Class A shares of the Fund, you will not pay a front-end sales charge on the current investment amount. However, if you sell these shares (for which you did not pay a front-end sales charge) eighteen months of purchase, you will pay a contingent deferred sales charge (“CDSC”) of up to 1.00%. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The CDSC primarily goes to the distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries. This sales charge does not apply to exchanges of Class A Shares of the Fund for Class A Shares of another Arbitrage Fund.

There is a 1% CDSC on Class C shares which you sell within 12 months of purchase. The amount of the CDSC is determined as a percentage of the original purchase price of the shares being redeemed. The CDSC primarily goes to the Fund’s distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries.

The Fund will use the first-in, first-out (FIFO) method to determine the holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of shares held in the redeeming shareholder’s account. The CDSC will be charged if the holding period is less than one year, using the anniversary date of a transaction to determine the “one year” mark. As an example, shares purchased on December 1, 2013 would be subject to the CDSC if they were redeemed on or prior to December 1, 2014. On or after December 1, 2014, they would not be subject to CDSC.

Class A shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers, please see “Waiver of CDSC” below.

Waiver of CDSC
The Fund may waive the imposition of a CDSC on redemption of Fund shares under certain circumstances and conditions, including without limitation, the following:

•
Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•
Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Choosing a Share Class

The Fund offers four classes of shares, Class R, Class I, Class C, and Class A. The four classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject and required investment minimums (the minimum investment amounts are subject to waiver, as discussed below).

Class A shares and Class R shares are subject to an annual 12b-1 fee of up to 0.25% of the Fund’s average daily net assets allocable to that share class. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund’s average daily net assets allocable to Class C shares. Class I shares are not subject to any 12b-1 fees.

Class A shares are sold subject to a front-end sales charge. Class R shares and Class I shares of the Fund are no-load. This means that shares may be purchased without the imposition of any sales charge. There is a 1% CDSC on Class C shares if you sell within 12 months of a purchase. A CDSC may be imposed on certain purchases of Class A shares, as described above in “Continent Deferred Sales Charge.”

Purchases, exchanges and redemptions of Class A and Class C shares can be made only through institutional channels, such as financial intermediaries and retirement platforms, which have established an agreement with the Fund’s distributor. Financial intermediaries may charge additional fees for their services. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the NYSE in order to receive that day’s net asset value.

Class I shares are available only to shareholders who invest directly in the Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution fee from the Fund or the Adviser. There is also a higher minimum initial investment requirement with respect to Class I shares in “Minimum Investments Amounts”, below.

If you qualify as a purchaser of Class I shares, but your account is invested in Class R shares, you may convert your Class R shares to Class I shares based on the relative net asset values of the two Classes on the conversion date.

Shares of the Fund are available for purchase from the Fund every day the NYSE is open for business, at the net asset value (or offering price, for Class A shares) next calculated after receipt of the purchase request in good order. The Fund mails you confirmations of all purchases or redemptions of Fund shares.

Minimum Investment Amounts

Class R shares* — The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

Class I shares* — The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through the Fund’s Automatic Investment Plan, which has a $100 minimum for investments.

Class C shares — The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments in Class C shares.

Class A shares — The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments in Class A shares.

The Fund has granted the authority to the Adviser, in its sole discretion, to waive the initial investment minimums for the Class A Shares. The Adviser, though granted sole discretion by the Fund, has committed to consult the Fund’s Chief Compliance Officer prior to authorizing any such waivers.

*Additionally, there will be no investment minimums for either share class for both omnibus and non-omnibus accounts held by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) employee benefit plans, like 401(k) retirement plans; (2) fee-based advisory or ÒwrapÓ programs; (3) mutual fund supermarkets or platforms such as those maintained by Schwab, Fidelity, TD Ameritrade or other broker-dealers; (4) consulting firms; and (5) trust companies.

Shares of the Fund are offered on a continuous basis. The Fund reserves the right, in its sole discretion, to reject any application to purchase shares.

When Orders Are Processed

All shares will be purchased at the net asset value per share next determined after the Fund or its agent receives your purchase request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Purchase through Brokers and other Intermediaries

You may use your broker, dealer, financial institution or other servicing agent to purchase shares of the Fund if the servicing agent has an agreement with the Fund’s distributor. Please note that such agents may charge additional fees for their services. Depending on your servicing agent’s arrangements with the Fund, you may qualify to purchase Class I shares, which are subject to lower ongoing expenses. Please see “Choosing a Share Class” above for more information or contact your servicing agent. You should also note that your servicing agent may become a record shareholder of the Fund requiring all purchase and redemption requests to be sent through your servicing agent. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Certain servicing agents may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through such companies. The Adviser or the Fund may pay fees to these servicing agents for their services. They may also compensate servicing agents in connection with the sale of Fund shares. These payments may create an incentive for the servicing agents to recommend that you purchase Fund shares.

Purchase by Wire

If you wish to wire money to invest in Class R shares or Class I shares of the Fund, please call the Fund at 1-800-295-4485 to notify the Fund that a wire transfer is coming. There are no direct purchases for Class C or Class A shares of the Fund. You may use the following instructions:

The Arbitrage Funds
United Missouri Bank

For further credit to: Name/Fund #/Account #

If the shareholder would like to make a fund purchase via wire transfer, he/she must contact the Fund’s transfer agent for proper wire instructions.
The Fund numbers are as follows: The Arbitrage Tactical Event Fund Class R – 4301 The Arbitrage Tactical Event Fund Class I – 4300

Automatic Investment Plan

Class R and Class I shareholders may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. After making an initial investment of at least $2,000, you may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-800-295-4485 for more information about the Automatic Investment Plan.

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-800-295-4485 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

The Fund does not accept cash, credit card checks, money orders, travelers checks, third party checks, or bearer forms securities of any kind.

REDEMPTIONS

Redemptions for Class C and Class A shares, like purchases, may generally be effected only through retirement plans, broker-dealers and other financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares. The redemption price of Class C and Class A shares subject to a CDSC will be reduced by any applicable CDSC. The CDSC may be deducted from your redemption proceeds or from your account balance. If no preference is stated at the time of redemption, the charge will be deducted from the redemption proceeds.

Written Redemption Requests

You will be entitled to redeem all or any portion of the Class R shares or Class I shares credited to your account by submitting a written request for redemption to:

Regular Mail	Express/Overnight Mail
The Arbitrage Funds	The Arbitrage Funds
c/o DST Systems, Inc.	c/o DST Systems, Inc.
P.O. Box 219842	430 W. 7th St.
Kansas City, MO 64121-9842	Kansas City, MO 64105

Redeeming By Telephone

You may redeem Class R shares or Class I shares by telephone having a value of up to a maximum of $25,000 in any 30-day period. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-295-4485. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to you unless you have instructed the Fund to remove this privilege from your account.

The telephone redemption privilege will not be available with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption proceeds to be sent by wire transfer, you will be required to pay a $15 wire transfer fee to cover costs associated with the transfer. In addition, your bank may impose a charge for receiving wires.

Redemption Fee

A redemption fee is not imposed on redemptions of Class C shares of the Fund. A redemption fee is not imposed on redemptions of Class A shares of the Fund subject to a CDSC. For redemptions of Class A shares not subject to a CDSC, a redemption fee of 2% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption of shares within 30 days of the date of purchase of the Fund.

A redemption fee of 2% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption of Class R or Class I shares within 30 days of the date of purchase of the Fund. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee will not be assessed on the redemption of shares held through qualified retirement plans. The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 70½, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. Redemptions resulting from recharacterizations and/or excess contributions from an IRA account also may be waived. The Fund may require documentation in connection with these waivers.

In addition to the circumstances noted in the preceding paragraph, the Fund has granted authority to the Adviser to waive the redemption fee at its sole discretion where the Adviser believes such waiver is in the best interests of the Fund. The Adviser, though granted sole discretion by the Fund, has committed to consult the Fund’s Chief Compliance Officer prior to authorizing any such waivers.

Systematic Withdrawal Plan

If an account has a current value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $500 or more. If you wish to open a Systematic Withdrawal Plan, please contact the Fund at 1-800-295-4485.

When Redemptions are Sent

Once the Fund receives your redemption request from a financial intermediary in “good order” as described below, it will issue a check based on the next determined net asset value following your redemption request. If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 15 days).

The Fund may delay the payment of redemption proceeds for up to seven days in all cases. In addition, the Fund can suspend redemptions and/or postpone payments or redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.

Good Order

Your redemption request will be processed if it is received from a financial intermediary in “good order.” To be in good order, the following conditions must be satisfied:

•	The request should indicate the name of the Fund;
•	The request should indicate the number of shares or dollar amount to be redeemed;
•	The request must identify the name(s) on your account and your account number; and
•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered.

See below for a discussion on when the signature(s) on the request must be guaranteed by an eligible medallion signature guarantor.

When You Need Signature Guarantees

A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.

A signature guarantee is required if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund, or a change of address request was received by the transfer agent within the last 30 days;
•	when establishing or modifying certain services on an account; or
•	the shares to be redeemed over any 30-day period have a value of greater than $25,000.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Fund to obtain this form. Further, in some cases, documentation may be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

•
A Medallion signature guarantee is designed to protect you and The Arbitrage Funds from fraud by verifying your signature. You may need to have your signature guaranteed in certain situations, such as:

▪	Written requests: (1) to redeem over $100,000 or (2) to wire redemption proceeds when prior bank account authorization is not on file.
▪	Remitting redemption proceeds to any person, address, or bank account not on file.
▪	Transferring redemption proceeds to an Arbitrage Fund account with a different registration (name or ownership) from yours.
▪	Establishing certain services after the account is opened.
•
The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to The Arbitrage Funds. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Retirement Plans

If you are redeeming shares from an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Brokers

If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Low Balances and Redemption “In Kind”

If at any time your account balance falls below $1,000 for Class R shares or $50,000 for Class I shares, the Fund may notify you that, unless the account is brought up to at least that amount, your account could be closed. The Fund may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record on your account. In addition, with respect to Class I shares, the Fund may convert your Class I shares into Class R shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Class I shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Class I shares.

If at any time your account balance falls below $1,000 for Class C shares, the Fund or its agents may notify you that, unless the account is brought up to at least that amount, your account could be closed. The Fund or its agents may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record on your account.

The Fund may pay redemption requests “in kind.” This means that the Fund may pay redemption requests entirely or partially with securities rather than with cash. Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

Cost Basis Information

Since January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax Adviser with regard to your personal circumstances.

Frequent Trading Policies

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Fund’s Board of Trustees discourages frequent purchases and redemptions of Class R, Class I, and Class A shares by:

1)
Reserving the right to reject any purchase order for any reason or no reason, including purchase requests from potential investors that the Fund believes might engage in frequent purchases and redemptions of Fund shares; and

2)	Imposing a 2% redemption fee on redemptions that occur within 30 days of the share purchase for the Fund.

The redemption fee applies to all investors, including those investors that invest in omnibus accounts at intermediaries such as investment advisers, broker-dealers and third party administrators. The Fund relies on intermediaries to determine when a redemption occurs within 30 of a purchase. The right to reject an order applies to any order, including an order placed from an omnibus account, as applicable. Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

With regard to the Fund’s Class C shares, the Fund’s Board of Trustees has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because it believes that since the Class C shares have a CDSC it is unlikely that the Class C shares will experience frequent purchases and redemptions that are disruptive to the Fund. The Fund’s Board of Trustees may reconsider its decision not to adopt such policies and procedures if it determines there is unusual trading in Class C shares of the Fund. In addition, the Fund reserves the right to reject any Class C purchase order for any reason or no reason, including purchase requests from potential investors that the Fund believes might engage in frequent purchases and redemptions of Fund shares. The right to reject an order applies to any order, including an order placed from an omnibus account.

EXCHANGING SHARES

Class R shares of the Fund may be exchanged for Class R shares of another Arbitrage Fund at their relative net asset values. Class I shares of the Fund may be exchanged for Class I shares of another Arbitrage Fund at their relative net asset values.

Class C shares of the Fund may be exchanged for Class C shares of another Arbitrage Fund at their relative net asset values, provided you have held such shares for at least thirty days. For purposes of calculating the CDSC, such shares will be deemed to have been held since the date the shares being exchanged were initially purchased. Class C shares of the Fund may be exchanged for Class R or Class I shares of the same Fund, provided (1) you meet the investment eligibility requirements for purchase of shares of the class you wish to exchange into, and (2) you have held your Class C shares for longer than twelve months.

Class A shares of the Fund may be exchanged for Class A shares of another Arbitrage Fund at their relative net asset values, provided you have held such shares for at least thirty days. For purposes of calculating the CDSC, such shares will be deemed to have been held since the date the shares being exchanged were initially purchased. Class A shares of the Fund may be exchanged for Class R or Class I shares of the same Fund, provided (1) you meet the investment eligibility requirements for purchase of shares of the class you wish to exchange into, and (2) for Class A shares subject to a CDSC, you have held such shares for longer than eighteen months.

The Fund reserves the right to reject any exchange request for any reason or no reason. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. To exchange shares:

1.	Read this Prospectus carefully.
2.	Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.
3.
Contact your financial intermediary, or call DST Systems, Inc. at (800) 295-4485. You may also make an exchange by writing to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Fund intends to qualify as a regulated investment company for federal income tax purposes and, as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. Under ordinary circumstances, the Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts. However, no assurance can be given that the Fund will not be subject to the excise tax.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains in December. Distributions will be reinvested in shares of the Fund unless you elect to receive cash. Distributions from net investment income (including any excess of net short-term capital gains over net long-term capital losses) are generally taxable to investors as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to qualified dividend income), while distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of your holding period of Fund shares. The Fund expects that, as a result of its investment objective and strategies, its distributions will consist primarily of short-term capital gains, which are taxable as ordinary income. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation, unless they incur debt to finance the acquisition of Fund shares.

Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

U.S. individuals, trusts and estates with income above certain thresholds are subject to the Medicare contribution tax at a rate of 3.8% on their net investment income, which includes interest, dividends and capital gains.

Federal law requires the Fund (or its administrative agent) to report to the Internal Revenue Service (IRS) and furnish to Fund shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use average cost as the default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax Advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund requires you to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold 28% of any distribution and redemption proceeds. The Fund reserves the right to reject your purchase order if you have not provided a certified social security or taxpayer identification number.

The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax Advisers to determine the tax consequences of owning Fund shares.

Foreign Taxes

The Fund may be subject to foreign withholding taxes with respect to income from foreign securities. The Fund does not expect to be able to “pass through” those taxes to the shareholders but will deduct such amounts in determining how much the Fund is required to distribute to their shareholders.

U.S. Taxation of Foreign Shareholders

Nonresident aliens, foreign corporations and other non-U.S. investors in the Fund will be subject to a 30% withholding tax on dividend distributions (other than capital gain dividends, unless the shareholder is entitled to a lower rate pursuant to an applicable tax treaty). A foreign shareholder must provide a Form W-8 certifying its foreign status and the applicability of any treaty. Foreign investors are generally not subject to U.S. income tax or distributions of capital gains and capital gains recognized on the sale, exchange, or redemption of shares unless they are present in the U.S. for 183 days or more in a taxable year, or such gains are effectively connected with a U.S. trade or business. Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund is required to withhold tax at the rate of 30% on payments to foreign entities that do not comply with information reporting requirements under FATCA.

All foreign investors should consult their tax advisers about the tax consequences of investing in the Fund.

FINANCIAL HIGHLIGHTS

Financial highlights are not presented because the Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus.

PRIVACY POLICY

Commitment to Consumer Privacy

The Arbitrage Funds are committed to handling consumer information responsibly. We recognize and respect the privacy expectations of each of our customers. We believe the confidentiality and protection of consumer information is one of our fundamental responsibilities.

Collection and Disclosure of Shareholder Information

Consumer information collected by, or on behalf, of the Arbitrage Funds generally comes from the following sources:

•	account applications, other required forms, correspondence, written or electronic, or telephone contacts with shareholders or consumers inquiring about the Arbitrage Funds;
•	transaction history of a shareholder’s account; or
•	third parties.

We may disclose consumer information to third parties who are not affiliated with the Arbitrage Funds:

•	as permitted by law, for example with service providers who maintain or service customer accounts for the Arbitrage Funds or to a shareholder’s broker/dealer; or
•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Arbitrage Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Arbitrage Funds; and
•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of customers of the Arbitrage Funds.

The Arbitrage Tactical Equity Fund

Adviser	Water Island Capital, LLC
41 Madison Avenue, 42nd Floor
New York, NY 10010

Distributor	ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Transfer Agent	DST Systems, Inc.
P.O. Box 219842
Kansas City, MO 64121-9842

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Fund, or to make shareholder inquires about the Fund, please call (800) 295-4485. You may also write to:

The Arbitrage Funds
c/o DST Systems, Inc.
P.O. Box 219842
Kansas City, MO 64121-9842

As indicated above, the SAI and the annual and semi-annual reports are available upon telephonic or written request. They are also available free of charge on the Fund’s website, at http://www.thearbitragefunds.com, and on the SEC’s Internet site, as discussed below.

You may review and obtain copies of Fund information, including the SAI, at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-09815

________________________________

THE ARBITRAGE FUNDS

The Arbitrage Tactical Equity Fund:
Class R (Nasdaq Symbol: ATQFX)
Class I (Nasdaq Symbol: ATQIX)
Class C (Nasdaq Symbol: ATQCX)
Class A (Nasdaq Symbol: ATQAX)
 _______________________________

STATEMENT OF ADDITIONAL INFORMATION

Dated December 22, 2014

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Class R, Class I, Class C, and Class A shares prospectus of The Arbitrage Tactical Equity Fund dated December 22, 2014, a copy of which may be obtained, without charge, by writing to the Fund’s transfer agent, DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri, 64121-9842, or by calling 1-800-295-4488.

The Arbitrage Tactical Equity Fund is newly formed and had not yet commenced operations as of the date of this SAI.

TABLE OF CONTENTS

THE TRUST	3
STRATEGIES, SECURITIES AND RELATED RISKS	4
FUNDAMENTAL INVESTMENT POLICIES	24
NON-FUNDAMENTAL INVESTMENT POLICIES	25
MANAGEMENT	26
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	36
INVESTMENT ADVISER	36
PORTFOLIO MANAGER	37
THE DISTRIBUTOR	38
DISTRIBUTION PLAN	39
PORTFOLIO SECURITIES AND BROKERAGE ALLOCATION	40
PORTFOLIO HOLDINGS DISCLOSURE POLICY	42
PORTFOLIO TURNOVER	43
FUND ADMINISTRATION AND FUND ACCOUNTING	44
TRANSFER AGENT	44
CUSTODIAN	44
PURCHASE, REDEMPTION AND PRICING OF SHARES	45
TAX STATUS	47
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	52
COUNSEL	53
FINANCIAL STATEMENTS	53
APPENDIX A	A-1

THE TRUST

The Arbitrage Funds (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust on December 22, 1999. The Trust currently offers four series of shares to investors, The Arbitrage Fund, The Arbitrage Credit Opportunities Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund. This SAI relates only to The Arbitrage Tactical Equity Fund (the “Fund” and, collectively with the other series, the “Funds”). The Fund is a non-diversified series. The Trust may create other series and offer shares of such new series under the Trust at any time.

Shares of the Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by class except in matters where a separate class vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matter affects only the interest of a particular class. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Board of Trustees of the Trust (the “Board” or the “Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interests in the assets belonging to the Fund are in no way affected. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund will be entitled to share pro rata in the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each class of shares of the Fund (“Class”) represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) Class R shares, Class C shares, and Class A shares bear 12b-1 distribution and/or service fees (see “Distribution Plan”) and Class I shares are not subject to such fees; (2) Class A shares of the Fund are sold subject to a front-end sales charge, as described in the Fund’s prospectus; (3) Class I shares are available for purchase only by shareholders who invest directly in the Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service or distribution fee from the Fund or the Fund’s investment adviser; (4) Class A and Class C shares are available for purchase only by shareholders who invest through a broker-dealer, financial institution or servicing agent and are not available for purchase directly from the Fund; (5) certain Class-specific expenses may be borne solely by the Class to which such expenses are attributable, including but not limited to transfer agent fees attributable to a specific Class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific Class of shares, registration fees incurred by a specific Class of shares, the expense of administrative personnel and services required to support the shareholders of a specific Class of shares, litigation or other legal expenses relating to a Class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific Class of shares and accounting fees and expenses relating to a specific Class of shares; and (6) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

STRATEGIES, SECURITIES AND RELATED RISKS

Subject to the investment policies and restrictions described in the prospectus and this SAI, the Fund may invest in the following securities or pursue any of the strategies unless otherwise noted.

BORROWING. The Fund may borrow from banks to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund would be required to dispose of some of its portfolio holdings within three days (excluding Sundays and holidays) in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of portfolio holdings at that time.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

COMMERCIAL PAPER. As part of temporary defensive positions, the Fund may hold commercial paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor’s or Aa or better by Moody’s. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer’s parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1.

Issuers of commercial paper rated A-1 (highest quality) by Standard & Poor’s have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer’s capital structure, but may be subordinated to other non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

U.S. GOVERNMENT SECURITIES. The Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

COMMODITIES AND COMMODITIES INSTRUMENTS. Commodities may subject the Fund to greater volatility than investments in traditional securities. Commodities may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts and other commodities instruments. In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in commodity instruments markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price, or choose to pursue other investments. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately.

The Fund may invest in gold and other precious metals in any form and in securities of companies in the precious metal mining sector. The risks related to investing in precious metals directly are similar to those of investing in securities precious metal finance and operating companies. There are, however, additional considerations related to such direct precious metal investments, including custody and transaction costs that may be higher than those involving securities. Moreover, holding gold, whether in physical form or book account, results in no income being derived from such holding, unlike securities, which may pay dividends or make other current payments. In addition, income derived from trading in gold and certain contracts and derivatives relating to gold must be closely monitored to avoid potentially negative tax consequences. Although the Fund has contractual protections with respect to the credit risk of its custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if gold in the future were held in book account, it would involve risks of the credit of the party holding the gold.

CREDIT DEFAULT INDEX SWAPS. The Fund may enter into credit default index swaps (“CDX”). A CDX is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. A CDX is a completely standardized credit security and is therefore highly liquid and typically trades at a very small bid-offer spread. This means that it may be cheaper to hedge a portfolio of credit default swaps or bonds with a CDX than it is to buy many credit default swaps to achieve a similar effect. A new series of CDX is issued every six months. Prior to the announcement of each series, a group of investment banks is polled to determine the credit entities that will form the constituents of the new issue. On the day of issue, a fixed coupon is decided for the CDX based on the credit spread of the entities within the CDX. Once this has been determined, the CDX constituents and the fixed coupon are published, and the CDX can be actively traded. See “SWAP AGREEMENTS” and “CLEARED SWAPS” below for a general discussion on the risks related to swap agreements and CDX, respectively.

CREDIT DEFAULT SWAPS. The Fund may enter into credit default swap agreements, which may have as reference obligations securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to valuation risk, illiquidity risk, counterparty risk and credit risk. The swaps market is subject to extensive regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and certain Securities and Exchange Commission (“SEC”) and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could adversely affect the Fund’s ability, among other things, to effectively utilize credit default swaps. See “SWAP AGREEMENTS” below for a discussion on the risks related to swap agreements in general.

DISTRESSED SECURITIES. The Fund's investment in distressed securities may involve a substantial degree of risk. These instruments, which involve loans, loan participations, bonds, and notes, typically are unrated, lower-rated, in default or close to default. Many of these instruments are not publicly traded, and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund's original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

EMERGING MARKETS INVESTMENTS. The Fund may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets.

Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

FOREIGN SECURITIES. The Fund may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by American Depository Receipts and listed on domestic securities exchanges or traded in the United States on over-the-counter markets.

Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. This is particularly true of securities in emerging markets which can be extremely volatile. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States. Finally, there are many differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks compared to the United States. These differences could negatively impact foreign securities in which the Fund invests.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions. The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Debt obligations of issuers located in, or of, developing countries involve a high degree of risk and may be in default or present the risk of default.

DEBT SECURITIES. The Fund may invest in corporate debt securities including corporate bonds, debentures, notes and other similar instruments. These debt securities may be rated investment grade by Standard & Poor’s or Moody’s. Securities rated BBB by Standard & Poor’s or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. The Fund may also invest in securities that are rated below investment grade which are commonly referred to as “junk bonds” or “high yield” securities. Investments in high yield securities, while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Market prices of high-yield obligations may fluctuate more than market prices of higher-rated securities. High yield securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company’s portfolio and their markets, as well as on the ability of securities issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Fund (or by a registered investment company in which the Fund invests) defaults, the Fund (or such registered investment company) may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

Certain securities held by the Fund (or a registered investment company in which the Fund invests), including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s (or the underlying registered investment company’s) net assets.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund (or a registered investment company in which the Fund invests) to value accurately high yield securities or dispose of them. To the extent the Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund (or a registered investment company in which the Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, the Fund (or a registered investment company in which the Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the Fund (or a registered investment company in which the Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser will monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Fund can meet redemption requests. To the extent that the Fund (or a registered investment company in which the Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. The Fund (or a registered investment company in which the Fund invests) may retain a portfolio security whose rating has been changed.

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and securities such as repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined by the Trustees to be liquid.

LOANS AND OTHER DEBT INSTRUMENTS. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participation), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

ZERO COUPON U.S. TREASURY SECURITIES. The Fund may invest in zero coupon U.S. Treasury securities which consist of U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. A zero coupon U.S. Treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon U.S. securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

STRIPPED SECURITIES. The Fund may purchase separately traded interest and principal component parts of obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”). These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”). STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Fund.

INITIAL PUBLIC OFFERINGS. The Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. As a result, IPOs performance can be more volatile and they face greater risk of business failure, affecting the Fund’s portfolio.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

OPTIONS TRANSACTIONS GENERALLY. The Fund may write both covered and uncovered options. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks:

•	the writer of an option may be assigned an exercise at any time during the option period;
•	disruptions in the markets for underlying instruments could result in losses for options investors;
•	imperfect or no correlation between the option and the securities being hedged;
•	the insolvency of a broker could present risks for the broker’s customers; and
•	market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Adviser’s ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser’s ability to select the proper time, type and duration of the options.

By writing call options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value.

The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period.

When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, the Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The principal reason for the Fund to write call options on securities held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

There is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased or to earn premium income. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options.

When writing put options on securities, the Fund may cover its position by owning a put option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no lower than the exercise price of the put option written by the Fund or, if lower, by owning such put option and depositing and maintaining cash or liquid securities equal in value between the two exercise prices. In addition, the Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the put option written by the Fund.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

WRITING UNCOVERED OPTIONS. In addition to covered options, the Fund may sell “uncovered” call and put options. A written call option is considered covered if the Fund maintains with its custodian liquid assets in an amount at least equal to the exercise price of the option (or, in the case of options on an individual security, owns an equivalent number of shares of the security as those subject to the call). A written call option is also considered covered if the Fund holds a call on the associated index or instrument where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets (or, in the case of options on an individual security, the Fund owns a number of shares of the security equivalent to the difference). Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge. As the writer of a covered call option or an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

A written put option similarly is considered covered if the Fund maintains with its custodian liquid assets in an amount at least equal to the exercise price of the option. A written put option is also considered covered if the Fund holds a put on the associated index or instrument where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. The Fund’s ability to write uncovered call or put options may be limited by margin requirements and other federal securities rules or regulations.

OVER-THE-COUNTER OPTIONS. The Fund may engage in transactions in options that are traded over-the-counter (“OTC transactions”). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted. In such cases, the Fund in question may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

It is the Fund’s intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.

PREFERRED STOCKS. The Fund may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

MUNICIPAL OBLIGATIONS. The Fund may invest in taxable U.S. municipal obligations. These include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit.

The two principal classifications of municipal obligations are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are backed by the issuer’s faith, credit and taxing power. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal obligations may bear fixed, variable or floating rates of interest. Yields on municipal obligations are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities can be significantly affected by economic and political changes, in addition to taxation and legislative changes.

FOREIGN CORPORATE DEBT OBLIGATIONS. The Fund may invest in foreign corporate debt obligations. The foreign corporate debt obligations in which the Fund may invest include investment-grade notes and non-investment grade notes, bonds, debentures and commercial paper.

Specifically, the Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated corporate debt obligations of foreign companies without regard to ratings criteria. The Fund also may invest in U.S. dollar denominated and non-U.S. dollar denominated sovereign debt obligations of developed countries without regard to ratings criteria and in the debt obligations of supranational agencies without regard to ratings criteria. Supranational entities include international organizations designated or supported by governmental entities to promote reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Interest on foreign debt obligations may be subject to foreign withholding taxes which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a set number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to repurchase the security at the agreed upon price, which obligation is in effect secured by the value of the underlying security. The Fund may enter into repurchase agreements with respect to obligations in which the Fund is authorized to invest.

SHORT SALES. The Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company’s common stock and/or other securities to be received may be sold short. The Adviser will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion. However, should the acquisition be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company’s shares and its short position in the acquirer’s securities. At all times when the Fund does not own the securities which are sold short, the Fund will maintain cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

SWAP AGREEMENTS. The Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

The Fund may also enter into currency swap agreements. A currency swap agreement is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. The Fund expects to enter into these currency swaps in primarily the following circumstances: to lock in the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund has exposure.

General Characteristics of Swap Agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods generally ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” namely, the return on, or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index.

Forms of swap agreements include:

(1)	equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or “cap”;

(2)	equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or “floor”; and

(3)	equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Although some swap agreements may be prepaid in full by the Fund at inception, most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by maintaining liquid assets equal in value on a marked-to-market basis to the Fund’s current obligations.

Risks Associated with Swap Agreements. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

CLEARED SWAPS. Certain standardized swaps are subject to mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. As of the date of this SAI, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional risks not involved with uncleared swaps. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants (FCMs) that are members of the clearinghouse that serves as the central counterparty.

When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Risks Associated with Cleared Swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps, which could change this comparison.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

FOREIGN CURRENCY TRANSACTIONS AND HEDGING. The Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. However, the Fund may do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund may purchase and sell currency futures and forwards and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options, forwards and futures relating to securities or indices. The Fund may also purchase and sell forward foreign currency contracts, which are financial contracts to trade a specific foreign currency at an agreed exchange rate at a future date. Each contract is individually negotiated and privately traded by currency traders and their customers in the interbank market. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures, forwards and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. In hedging transactions, the value of the Fund’s foreign-denominated investments may change in response to many factors other than exchange rates, in which case it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

GOVERNMENT REGULATION OF DERIVATIVES. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. In particular, the Dodd-Frank Act may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Act substantially increases regulation of the over-the-counter derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap,” which terms generally include over-the-counter derivatives and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Dodd-Frank Act, the Fund may be subject to additional recordkeeping and reporting requirements.

ASSET COVERAGE REQUIREMENTS FOR CERTAIN DERIVATIVE TRANSACTIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of various derivative transactions. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise ‘‘covered’’ through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

REGISTERED INVESTMENT COMPANIES. The Fund may invest in shares of registered investment companies to the extent permitted by the 1940 Act, other applicable law or SEC exemption. Investment companies include other open-end investment companies, closed-end investment companies, unit investment trusts, and exchange-traded funds which may be organized as either open-end investment companies or unit investment trusts, all of which are professionally managed portfolios.

Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Fund invests. By investing indirectly through the Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which the Fund invests related to the distribution of such registered investment company’s shares.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund and the Adviser. At any particular time, one registered investment company in which the Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Registered investment companies in which the Fund may invest may concentrate their investments within one industry (namely, sector funds). Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

An investment in an exchange traded fund (“ETF”) or a closed-end fund generally presents the same primary risks as an investment in a conventional open- end fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF or a closed-end fund can fluctuate within a wide range, and the Fund could lose money investing in such a fund if the prices of the stocks owned by it go down. In addition, ETFs and closed-end funds are subject to the following risks that do not apply to conventional open-end funds: (i) the market price of their shares may trade at a discount to their net asset value; (ii) an active trading market for their shares may not develop or be maintained; or (iii) trading of their shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

EXCHANGE TRADED NOTES. An exchange traded note ("ETN") is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publically traded on a U.S. securities exchange. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its NAV; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged.

TEMPORARY INVESTMENTS. In addition to the ability to utilize the following types of assets during normal market conditions, the Fund may adopt temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The Fund may invest temporarily a substantially all of its assets in:

■	cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities;

■
commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above;

■	obligations of the U.S. Government or its agencies or instrumentalities; and

■	repurchase agreements.

To the extent the Fund invests in these temporary investments, the Fund may not realize its investment objective.

WARRANTS. The Fund may invest a portion of its assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

WHEN-ISSUED, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Adviser will instruct the Custodian (as defined under the section entitled "Custodian") to segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Adviser will instruct the Custodian to set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

CYBER SECURITY ISSUES. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuer of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission. The Trust is required to make an annual affirmation of the exclusion within 60 days after the start of each calendar year. Thus, the Trust is not currently subject to registration or regulation as a pool operator under the Commodity Exchange Act.

FUNDAMENTAL INVESTMENT POLICIES

The policies set forth below are fundamental policies of the Fund. These policies have been adopted by the Fund and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund. As used in this SAI and in the Fund’s prospectus and as defined in the 1940 Act, the term “majority of the outstanding shares of the Fund” means the vote of whichever is less:

(1)	67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or

(2)	more than 50% of the Fund’s outstanding shares.

Unless otherwise indicated, these investment policies provide that the Fund:

(1)
May not issue senior securities other than to evidence borrowings or short sales as permitted under the 1940 Act. (The 1940 Act permits the Fund to issue senior securities so long as it maintains continuous asset coverage of at least 300% of the aggregate value of all of the Fund’s senior securities transactions. A reverse repurchase agreement or a derivative transaction will not be considered to constitute the issuance of a senior security by the Fund, if the Fund covers the transaction in accordance with applicable requirements (a “covered reverse repurchase agreement” or “covered derivative transaction”). In addition, for purposes of this investment restriction, hedging transactions in which the Fund may engage and similar investment strategies are not treated as senior securities when covered in accordance with applicable requirements.)

(2)	May not borrow money except that the Fund may borrow:

(a)	from banks to purchase or carry securities or other investments,
(b)	from banks for temporary or emergency purposes, or
(c)	by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(3)
May not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)
May not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Notwithstanding the foregoing, if a large percentage of investment opportunities are occurring within the U.S. are within one industry over a given period of time, a large portion of the Fund’s assets could be concentrated in that industry for that period of time. Examples of such investment opportunities include, but are not limited to: changes in industry or sector fundamentals, announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, earnings results and outlook, regulatory changes and litigation.

(5)
May not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein.

(6)	May not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

(7)	May not lend any of its assets, except that a Fund may lend up to 1/3 of its portfolio securities.

(8)	May not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(9)	May not pledge, mortgage or hypothecate its assets, except to secure borrowings.

(10)	May not invest in companies for the purpose of exercising control or management.

The 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted fundamental policies that would permit direct investment in commodities.

NON-FUNDAMENTAL INVESTMENT POLICIES

Non-fundamental policies may be amended by a majority vote of the Trustees of the Fund. The non-fundamental investment policies provide that the Fund:

(1)
May not invest or knowingly purchase or otherwise acquire securities such that more than 15% of the value of its net assets will be in illiquid securities and restricted securities. Restricted securities are those that are subject to legal or contractual restrictions on resale. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.

(2)
May sell securities short to the extent permitted by the 1940 Act. The 1940 Act permits the Fund to sell securities short to the extent they are “covered” by earmarked or segregated assets in accordance with procedures established by the Board of Trustees and applicable regulatory guidance.

(3)
May not purchase securities of other investment companies, except in accordance with the 1940 Act. The 1940 Act permits the Fund to purchase securities of other investment companies where no more than 10% of the value of the Fund’s total assets would be invested in such securities (the “10% limitation”), no more than 5% of the Fund’s total assets would be invested in shares of any one investment company (the “5% limitation”) and the Fund and its affiliated persons would hold no more than 3% of any class of securities, including voting securities, of any investment company (the “3% limitation”). The Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the 1940 Act, including the requirement that the Fund not pay any sales charge or service fee in connection with such investment. Another exemption on which the Fund may rely is found in Section 12(d)(1)(F) of the 1940 Act. Under Section 12(d)(1)(F) of the 1940 Act, the Fund may invest in other investment companies (including exchange-traded fund (ETF) or other mutual funds) in excess of the 5% limitation and the 10% limitation, but must still comply with the 3% limitation, and must adhere to certain voting restrictions regarding the fund shares in which it invests. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) is not required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

(4)
Under normal circumstances, the Fund invests at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stock, preferred stock and securities convertible into such stock, and other instruments that have economic characteristics similar to equity securities. This non-fundamental investment policy can be changed by the Fund upon 60 day’s prior notice to shareholders.

Except with respect to the limitations on borrowing (limitation (2) of the fundamental investment restrictions above) and the limitations on purchasing illiquid securities (limitation (1) of the non-fundamental investment restrictions above), if a particular percentage restriction as set forth above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Declaration of Trust of the Trust, which Declaration of Trust has been filed with the SEC and is available upon request. In May 2012, the Board voted to appoint Burton Lehman as an adviser to the Board. As an adviser, Mr. Lehman attends meetings of the Board and acts as a non-voting participant.

The Trustees serve for an indefinite term and the officers are elected annually. It is the policy of the Board that each Trustee, at the conclusion of the first meeting at which the Trustee has attained age 75, shall retire from the Board; provided, however, with respect to Messrs. Burtt Ehrlich, Jay Goldberg, and Burton Lehman (if elected a Trustee), the mandatory retirement age is 77.

Pursuant to the Declaration of Trust, the Trustees elect the officers of the Trust to supervise its day-to-day operations. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes.

The Trustees, officers and employees of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust.

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Other Directorships During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Interested Trustee:
John S. Orrico, CFA* 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 54)	Since May 2000	President and Chairman of the Board of Trustees	Managing Member, Water Island Capital, LLC, the Investment Adviser, since January 2000.	None	4

*	John S. Orrico, as an affiliated person of the Adviser and as an officer of the Trust, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Other Directorships During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Independent Trustees and Adviser to Board*:
Burtt R. Ehrlich (Age 75)	Since March 2005	Trustee	Retired.	Member of the Board of Directors of Clarus Corporation (marketing firm) and P.C. Group FWC until 2010.	4
Jay N. Goldberg (Age 73)	Since May 2000	Trustee	General Partner of Hudson Ventures (venture capital firm).	None	4
John C. Alvarado (Age 55)	Since December 2003	Trustee	Managing Director of Energy Related Corporate Finance for The Seaport Group, a credit focused investment bank. Previously, Mr. Alvarado was Founder and Managing Member of PowerCapital Partners, LLC, an energy related financial consulting firm (2000-2010).	None	4

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Other Directorships During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Robert P. Herrmann (Age 52)	Since May 2012	Trustee	Executive Vice President, Global Asset & Wealth Management, Ipreo (2013-present). Previously, Chairman & CEO of Discovery Data, a leading financial services industry data provider (2009 - 2013). CEO and director of Loring Ward International, Ltd. and President of SA Funds-Investment Trust (2005-2009).	Independent Director of TD Asset Management (USA).	4
Burton Lehman (Age 73)	Since May 2012	Adviser to the Board	Of Counsel for Schulte, Roth & Zabel LLP (2006 -present). Previously, Senior Advisor and General Counsel of Tishman Speyer Properties (2003-2006) and Partner at Schulte Roth & Zabel (1969-2003).	None	4

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Other Directorships During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Executive Officers:
Jennifer Avicolli 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 41)	Since November 2013	Secretary, Anti-Money Laundering Officer, Chief Compliance Officer
Director of Compliance, Water Island Capital (2012-present) General Counsel and Chief Compliance Officer (“CCO”). Previously, Cadogan Management (2011-2012), Associate General Counsel and UBP Asset Management as CCO (2004-2008).
				N/A	N/A
William Keena 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 64)	Since November 2013	Assistant Treasurer, Assistant Secretary	Chief Administrative Officer (2010-present),Consultant (2009-2010), Water Island Capital.	N/A	N/A
Jonathon Hickey 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 33)	Since November 2013	Treasurer	Director of Operations (2011-present), Water Island Capital; Fund Accounting Manager (2004-2011), SEI.	N/A	N/A
Kim Storms ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, CO 80203 (Age 42)	Since August 2011	Chief Financial Officer
Director of Fund Administration (2004-Present), Senior Vice President (2009-Present) and Vice President (2005-2009), ALPS Fund Services, Inc.**; Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Financial Investors Trust, and ALPS Series Trust.
				N/A	N/A

*
Each Independent Trustee and the Adviser to the Board may be contacted by writing to the Trustee or Adviser c/o Joshua B. Deringer, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

**	ALPS Fund Services, Inc. is the Administrator, Bookkeeping and Pricing Agent for the Fund, and is an affiliated person of ALPS Distributors, Inc., the distributor of the Fund.

Qualification of Trustees

John S. Orrico has been a Trustee of the Trust and portfolio manager The Arbitrage Fund since their inception. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Adviser, led to the conclusion that he should serve as a Trustee.

The combination of skills and attributes discussed below led to the conclusion that each of Messrs. Ehrlich, Goldberg, Alvarado and Herrmann should serve as a Trustee. Each of Messrs. Ehrlich, Goldberg, Alvarado and Herrmann takes a conservative and thoughtful approach to addressing issues facing the Fund, which is beneficial to the Fund.

•
Burtt R. Ehrlich’s longtime experience in the business world, most recently serving on the boards of directors of public companies, has honed his organizational and problem solving skills, making him a valuable resource when addressing issues that confront the Fund. Further, Mr. Ehrlich’s diligent and thoughtful service as a Trustee of the Trust for over 8 years has provided him with a detailed understanding of the mutual fund industry.

•
As the general partner of a venture capital firm, Jay N. Goldberg has gained a deep familiarity with the investment management industry and developed a deep understanding of the demands of operating a business and addressing the issues that confront businesses, which makes him a valuable resource to the Board. Further, Mr. Goldberg’s diligent and thoughtful service as a Trustee of the Trust for over 13 years has provided him with a detailed understanding of the mutual fund industry.

•
Serving as the managing director of Energy Related Corporate Finance for an investment bank, John C. Alvarado has honed his understanding of financial statements and the issues that confront businesses, and this allows him to bring to the Board valuable insights on how to address issues impacting the Fund. Further, Mr. Alvarado’s diligent and thoughtful service as a Trustee of the Trust for over 9 years has provided him with a detailed understanding of the mutual fund industry.

•
Mr. Herrmann’s extensive experience in the financial services industry, including his experience as the chief executive officer of a financial services industry data provider and his prior experience as the chief executive officer of two asset management firms, has provided him with a wealth of knowledge regarding mutual funds and the environment in which funds operate. This experience and the knowledge he has acquired about the investment management industry is valuable in helping the Fund address issues that they face, and he brings these assets to the Board in a relatable, effective way.

The Board determined that Burton Lehman should serve as an adviser to the Board because his extensive legal knowledge of the investment management industry, developed while serving as private counsel and as in-house counsel, is valuable in assisting the Fund as it navigates the complex regulations applicable to it.

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

John Orrico serves as President and Chairman of the Board of the Trust. In May 2012, Mr. Ehrlich was appointed Independent Lead Trustee of the Board. In this capacity, Mr. Ehrlich acts as presiding officer at all meetings and chairs executive sessions of the Independent Trustees, advises the officers of the Fund with respect to agenda and information needs relating to Board meetings, oversees the self-evaluation of the Board, monitors action items developed at Board meetings, serves as a liaison between the Independent Trustees and the officers of the Fund and the Adviser, and performs such other duties as the Board or the Independent Trustees may delegate. The Trust has appointed an Independent Lead Trustee to enhance its leadership structure. The Board believes its leadership structure is appropriate and effective, particularly in light of the addition of an Independent Lead Trustee, as it has served the Trust well for over 10 years.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee and Fund officers and service providers, the Board performs a risk oversight function for the Fund. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Trust; approves the Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.

The Trust has an Audit Committee consisting of the four Independent Trustees. The Audit Committee plays a significant role in the risk oversight of the Fund as it meets annually with the auditors of the Fund.

 Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Committees

The Board has an Audit Committee, which oversees the Fund’s accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are John C. Alvarado (Chair), Jay N. Goldberg, Burtt R. Ehrlich and Robert Herrmann. The Audit Committee held two meetings during the fiscal year ended May 31, 2014.

The Board has a Nominating Committee, which is generally responsible for recommending to the Board a slate of persons to be nominated for election as Trustees at any meeting of the shareholders and a person to be elected to fill any vacancy occurring for any reason in the Board. However, while the plan of distribution pursuant to Rule 12b-1 under the 1940 Act is in effect, those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser and who have no direct or indirect interest in the operation of the plan of distribution or any related agreement, including the Distribution Agreement (as defined below) (the “Rule 12b-1 Trustees”) are responsible for the selection and nomination of those Trustees who are not “interested persons.” The Nominating Committee is not currently accepting nominations of candidates recommended by shareholders because it believes that it is able to identify a sufficient number of candidates from its own resources. The members of the Nominating Committee are Robert Herrmann (Chair), Jay N. Goldberg, Burtt R. Ehrlich and John C. Alvarado. The Nominating Committee did not meet during the fiscal year ended May 31, 2014.

The Board has not established a compensation committee or any committee performing similar functions.

Compensation

The Trustees of the Trust received the compensation set forth below for their service as Trustees during the fiscal year ended May 31, 2014. None of the executive officers (other than the Chief Compliance Officer) receive compensation from the Trust. For the fiscal year ending May 31, 2014, the Trustees who are not interested persons of the Fund received $40,000 per year for serving as Trustees, paid in quarterly installments of $10,000, as well as a per meeting fee of $2,500 for each quarterly meeting attended either telephonically or in person.

The Trustees receive no additional compensation for serving on committees of the Board or for serving as a chairman to a committee or as Independent Lead Trustee. Beginning in fiscal year 2013 and continuing until such time as a Trustee holds a minimum investment in the Fund in the aggregate of $50,000, each Trustee receives compensation in the form of shares of the Funds, which shall be split equally by the Funds with the number of shares to be issued by each Fund to be determined by the net asset value calculated on the penultimate business day of each calendar quarter or on the meeting date, as applicable.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
Interested Trustee:
John S. Orrico	None	None	None	None

Independent Trustees:
Burtt R. Ehrlich	$50,000	None	None	$50,000
Jay N. Goldberg	$50,000	None	None	$50,000
John C. Alvarado	$50,000	None	None	$50,000
Robert P. Herrmann	$50,000	None	None	$50,000
Burton Lehman*	$50,000	None	None	$50,000

*	The Board appointed Burton Lehman as an adviser to the Board. As an adviser, Mr. Lehman attends meetings of the Board and acts as a non-voting participant.

Trustee Ownership of Fund Shares

The following table shows each Trustee’s beneficial ownership of shares of The Arbitrage Fund, The Arbitrage Event-Driven Fund and The Arbitrage Credit Opportunities Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2013. The Fund is newly formed and did not have any shares outstanding as of the date of this SAI.

Name of Trustee	Fund	Dollar Range of Fund Shares Owned By Trustee	Aggregate Dollar Range of Shares of All Funds Overseen by Trustee
Interested Trustee:
John S. Orrico	The Arbitrage Fund	over $100,000	over $100,000
	The Arbitrage Event-Driven Fund	over $100,000	over $100,000
	The Arbitrage Credit Opportunities Fund	over $100,000	over $100,000

Independent Trustees:
Burtt R. Ehrlich	The Arbitrage Fund	$50,001-$100,000	$50,001-$100,000
	The Arbitrage Event-Driven Fund	None	None
	The Arbitrage Credit Opportunities Fund	None	None

	The Arbitrage Fund	over $100,000	over $100,000
Jay N. Goldberg	The Arbitrage Event-Driven Fund	None	None
	The Arbitrage Credit Opportunities Fund	None	None

	The Arbitrage Fund	$50,001-$100,000	$50,001-$100,000
John C. Alvarado	The Arbitrage Event-Driven Fund	None	None
	The Arbitrage Credit Opportunities Fund	None	None

Robert P. Herrmann	The Arbitrage Fund	None	None
	The Arbitrage Event-Driven Fund	over $100,000	over $100,000
	The Arbitrage Credit Opportunities Fund	None	None

Burton Lehman*	The Arbitrage Fund	$0-$10,000	None
	The Arbitrage Event-Driven Fund	$50,001-$100,000	$50,001-$100,000
	The Arbitrage Credit Opportunities Fund	None	None

* The Board appointed Burton Lehman as an adviser to the Board. As an adviser, Mr. Lehman attends meetings of the Board and acts as a non-voting participant.

In May 2012, the Board adopted a policy that each Trustee, and the adviser to the Board, shall have a minimum investment in the Funds in the aggregate of $50,000. The Board adopted the policy because it believes that it is important to align Trustee and Fund shareholder interests by defining Fund ownership guidelines for Trustees. The policy contemplates that an Independent Trustee whose investment falls below the $50,000 minimum shall be deemed to be in compliance with such policy as long as the Independent Trustee does not redeem any shares of the Funds.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The Fund is newly formed and did not have any shares outstanding as of the date of this SAI.

INVESTMENT ADVISER

Water Island Capital, LLC is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. John S. Orrico is the President of the Adviser and controls the Adviser. Edward Chen is the portfolio manager of the Fund. Water Island Capital, LLC is located at 41 Madison Avenue, 42nd Floor, New York, New York 10010.

The Adviser receives an advisory fee, payable monthly, for the performance of its services under the terms of the Investment Advisory Agreement (the “Advisory Contract”) between the Trust and the Adviser. The fee is accrued daily for the purpose of determining the offering and redemption price of the Fund’s shares. Under the Advisory Contract, the Adviser:

(1)
manages the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention and disposition of securities in accordance with the Fund’s investment objectives;

(2)	provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Adviser; and

(3)	provides persons satisfactory to the Trust’s Board to act as officers of the Trust.

The Advisory Contract provides that the Fund pay all of the Fund’s expenses, including, without limitation:

(1)	the costs incurred in connection with registration and maintenance of their registration under the Securities Act, the 1940 Act and state securities laws and regulations;

(2)	preparation of and printing and mailing reports, notices and prospectuses to current shareholders;

(3)	transfer taxes on the sales of the Fund’s shares and on the sales of portfolio securities;

(4)	brokerage commissions;

(5)	custodial and shareholder transfer charges;

(6)	legal, auditing and accounting expenses;

(7)	expenses of servicing shareholder accounts;

(8)	insurance expenses for fidelity and other coverage;

(9)	fees and expenses of Trustees who are not “interested persons” within the meaning of the 1940 Act;

(10)	expenses of Trustee and shareholder meetings; and

(11)	any expenses of distributing the Fund’s shares which may be payable pursuant to a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act.

The Fund is also liable for such nonrecurring expenses as may arise from time to time, including litigation to which the Fund may be a party. The Fund has an obligation to indemnify its officers and Trustees with respect to such litigation but not against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

The Fund pays an annual fee of 1.25% of its average daily net assets. The Fund is newly formed and has not paid any advisory fees as of the date of this SAI.

The Adviser and the Trust have entered into an Expense Waiver and Reimbursement Agreement with the Fund, which requires the Adviser to waive advisory fees and/or reimburse various operating expenses of the Fund so that total annual Fund operating expenses (exclusive of interest, taxes, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities) do not exceed the annual rate of 1.69% of average daily net assets allocable to Class R shares of the Fund, 1.44% of the average daily net assets allocable to Class I shares of the Fund, 2.44 % of the average daily net assets allocable to Class C shares of the Fund, and 1.69% of the average daily net assets allocable to Class A shares of the Fund.

The Agreement expires on December 31, 2017, and continues thereafter until one of the parties terminates it upon at least five days’ written notice. The Agreement permits the Adviser to recapture any fee waivers it makes, but only if the amounts can be recaptured within three years after the end of the fiscal year in which the waiver was made and without causing the Fund’s total annual operating expenses to exceed the expense limitation for the Fund.

The Advisory Contract for the Fund remains in effect for two years from its effective date and thereafter will continue in effect from year to year, provided such continuance is approved at least annually by (a) a vote of the majority of the Fund’s Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser, cast in person at a meeting specifically called for the purpose of voting on such approval and (b) the majority vote of either all of the Fund’s Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Contract may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Fund’s Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares. The Advisory Contract terminates automatically in the event of their assignment.

PORTFOLIO MANAGER

The table below discloses the accounts within each type and category for which the portfolio manager was primarily responsible for day-to-day portfolio management. The information in the table is as of November 30, 2014 unless otherwise indicated.

(a) (1) Portfolio Manager’s Name (as stated in the Prospectus)	(a)(2) Number of other accounts managed within each category and the total accounts managed within each category			(a)(3) For each category in (a)(2), number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	(A) Registered Investment Companies	(B) Other Pooled Investment Vehicles	(C) Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Edward Chen (information as of November 30, 2014)	2 Accounts $909.1 million	0 Accounts $0	0 Accounts $0	0 Accounts $0	0 Accounts $0	0 Accounts $0

Material Conflicts of Interest

The fact that Mr. Chen serves as both the portfolio manager of the Fund and other accounts creates the potential for conflicts of interest. However, the Adviser does not believe that the overlapping responsibilities of Mr. Chen or the various elements of their compensation present any material conflict of interest for the following reasons:

•	the portfolio management services are typically applied collectively to the management of the Fund and other accounts that are similarly managed;

•	the Adviser follows strict and detailed written allocation procedures designed to allocate securities purchases and sales between the Fund and the other account in a fair and equitable manner;

•	the Adviser has adopted policies limiting the ability of Mr. Chen to cross trade securities between the Fund and the other accounts; and

•	allocations are subject to review by the Adviser’s Chief Compliance Officer.

The portfolio manager is compensated in various forms. The following table outlines the forms of compensation paid to the portfolio manager as of October 31, 2014.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Edward Chen	Salary/Bonus (paid in cash)	Water Island Capital, LLC
Mr. Chen receives compensation that is a combination of a fixed base salary, a discretionary bonus based on the overall profitability of the Adviser and a retirement plan that is comprised of contributions from the portfolio manager, with a discretionary match from the Adviser.

Disclosure of Securities Ownership

The portfolio manager did not own any shares of the Fund as of the date of this SAI because the Fund is newly formed and did not have any shares outstanding as of the date of this SAI.

THE DISTRIBUTOR

Shares of the Fund are offered continuously on a best-efforts basis by ALPS Distributors, Inc. (“ALPS” or the “Distributor”), pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distribution Agreement provides that ALPS, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares. ALPS is not obligated to sell any specific amount of Fund shares. ALPS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (FINRA). The address of ALPS is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years from its effective date, and thereafter from year to year, subject to annual approval by (a) either a majority of the Board or a vote of a majority of the outstanding shares, or (b) a majority of the Trustees who are not interested persons (as defined in the 1940 Act), by vote cast in person at a meeting called for the purpose of voting on such approval.

After the initial two-year term, the Distribution Agreement may at any time be terminated without penalty on sixty days’ written notice by the Distributor, by the Fund’s Board, or by a vote of a majority of the outstanding voting securities of the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.

DISTRIBUTION PLAN

The Fund has adopted, with respect to its Class R shares, Class C shares, and Class A shares, plans of distribution (collectively, the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which permit the Fund to pay for expenses incurred in the distribution and promotion of the Fund’s Class R shares, Class C shares, and Class A shares and for services provided to shareholders. The Plan is a “reimbursement” plan. This means that the Fund’s Class R shares, Class C shares, and Class A shares only pay a particular 12b-1 fee to the extent that the Adviser, the Distributor or others have incurred expenses in the promotion and distribution of the shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution fees paid to securities dealers or others.

Under the Plan, the Fund may pay compensation to any broker-dealer with whom the Distributor or the Fund has entered into a contract to distribute Class R shares, Class C shares, or Class A shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% annually of the average daily net assets allocable to the Fund’s Class R shares or Class A shares. The amount of payments under the Plan in any year shall not exceed 0.75% annually of the average daily net assets allocable to the Fund’s Class C shares for expenses incurred in the promotion and distribution of the Fund’s shares and 0.25% annually of the average daily net assets allocable to the Fund’s Class C shares for expenses incurred in connection with the provision of shareholder support or administrative services.

The Arbitrage Tactical Equity Fund is newly formed and has not paid any distribution expenses during the fiscal year ended May 31, 2014.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by the vote of a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such approval, and additionally by a vote of either a majority of the Trustees or a majority of the outstanding shares of the Fund.

The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the Fund’s outstanding Class R, Class C, or Class A shares, as applicable. The Plan may not be amended to increase materially the amount of distribution expenses payable under the Plan without approval of the Fund’s Class R, Class C, or Class A shareholders. In addition, all material amendments to the Plan must be approved by the Trustees in the manner described above.

In approving the Plan, the Rule 12b-1 Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund’s assets for distribution expenses under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund’s assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Rule 12b-1 Trustees during such period.

By reason of his controlling interest in the Adviser, John S. Orrico may be deemed to have a financial interest in the operation of the Plan.

Dealer Concessions. Class A Shares of the Fund are sold subject to a front-end sales charge as described in the Prospectus. For the Class A Shares, the underwriter’s commission (paid to the Distributor) is the sales charge shown less any applicable dealer concession. The dealer concession is paid to those firms selling shares as a member of the Fund’s broker-dealer network. The dealer concession is the same for all dealers. The following table lists sales charges, breakpoint discounts and dealer concession that apply to the purchase of Class A Shares.

Front-End Sales Charges –

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price*	Dealer’s Concession as a Percentage of Offering Price
Less than $100,000	3.25%	2.75%
$100,000 but less than $250,000	2.75%	2.25%
$250,000 but less than $500,000	2.25%	2.00%
$500,000 or more	0.00%	Up to 1.00%**

*
If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a deferred sales charge of up to 1.00% if you redeem your shares within eighteen months of purchase.

**
The Distributor, at its own discretion, will pay a commission to dealers on purchases of $500,000 or more as follows: 1.00% on sales of $500,000 up to $3,000,000, 0.50% on sales of $3,000,000 up to $10,000,000, and 0.25% on sales of $10,000,000 or more. Payments of 12b-1 fees to broker-dealers and others who receive a finder’s fee will begin after the Class A shares have been held for one year.

PORTFOLIO SECURITIES AND BROKERAGE ALLOCATION

Brokerage Allocation

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund are made by the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•	the best net price available;
•	the reliability, integrity and financial condition of the broker or dealer;
•	the size of and difficulty in executing the order; and
•	the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

Brokers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

In allocating portfolio brokerage, the Adviser may select brokers who also provide brokerage, research and other services to the Fund and/or other accounts over which the Adviser exercises investment discretion. Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to economic trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all its accounts and not all such services may be used by the Adviser in connection with the Fund.

To the extent that electronic or other products provided by brokers are used by the Adviser for non-research or brokerage purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research or non-brokerage use. Research services provided through brokerage will be those providing information and analyses that assist the portfolio manager in making investment decisions. Brokerage services are used to facilitate trade execution. Examples of such research services include Bloomberg information and research, publications containing investment information and recommendations and individual reports written about specific companies. The Fund also utilizes a Bloomberg execution management system to facilitate trade execution and use NorthPoint order management system to facilitate trade settlement and trade allocations.

Codes of Ethics

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits personnel who may have access to current trading information of the Fund to invest in securities, including, under some circumstances, securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A.

Information on how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 will be available on the website of the SEC at http://www.sec.gov. You may also call 1-800-295-4485 for a free copy as well.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

Fund Service Providers - Fund Accounting Agent, Independent Auditor and Custodian

The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund’s portfolio on a daily basis. For example, the Fund’s fund accounting agent, ALPS Fund Services, Inc., is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio on behalf of the Fund. The Fund also undergoes an annual audit which requires the Fund’s independent registered public accounting firm, Ernst & Young LLP, to review the Fund’s portfolio. In addition to the fund accounting agent, the Fund’s custodian, State Street Bank and Trust Company, also maintains an up-to-date list of the Fund’s holdings. Other Fund service providers that receive the Fund’s portfolio holdings information include the Fund’s legal counsel, Drinker Biddle & Reath LLP, and Adviser, Water Island Capital LLC. Each of these parties is contractually and/or ethically prohibited from sharing the Fund’s portfolio holdings information unless specifically authorized by the Fund’s President or Chief Compliance Officer.

Rating and Ranking Organizations

The Fund currently provides its entire portfolio to the following rating and ranking organizations:

•	Morningstar, Inc.
•	Lipper, Inc.
•	Standard & Poor’s Ratings Group
•	Bloomberg L.P.
•	Thomson Financial Research

The Fund’s management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information.

The Fund does not typically provide these organizations with portfolio information until such information is at least 30 days old. Morningstar is currently provided information on a quarterly basis, while the other organizations receive the information semi-annually.

Quarterly Fact Sheet

The Fund includes its top ten positions in its Quarterly Fact Sheet. The Quarterly Fact Sheet is posted on the Fund’s website. The Quarterly Fact Sheet provides an investor with the Fund’s total assets, gross long positions, gross short positions and various exposure metrics. The Quarterly Fact Sheet is usually completed within the first 30 days following quarter end.

Other Disclosure

Upon the Fund’s President’s or Chief Compliance Officer’s approval, other parties may receive portfolio holdings data. The Board regularly reviews a list of recipients of such disclosure of portfolio holdings information.

The Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is for a legitimate business purpose and is in the best interests of the Fund’s shareholders. The Fund’s Board oversees the disclosure policies and procedures, and periodically reviews them to determine if changes are necessary or advisable.

In all instances of disclosure, unless a party is a regulatory or other governmental entity, the receiving party will either be subject to (1) a confidentiality agreement that restricts the use of such information to purposes specified in such agreement and prohibits the receiving party from trading on the information or (2) have a duty of trust and confidence to the Fund. You should be aware that the Fund does not pay the receiving party or receive any compensation from them for providing the Fund’s portfolio holdings information.

Conflicts of Interest and Waivers

There may be instances where the interests of the Fund’s shareholders respecting the disclosure of information about portfolio securities may conflict or appear to conflict with the interests of the Adviser, a principal underwriter for the Fund or an affiliated person of the Fund. In such situations, the conflict must be disclosed to the Board of the Fund, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

Only the Board of the Fund may waive these portfolio holdings disclosure policies and procedures. Although the Fund cannot presently visualize that any proposed waivers would be given, the Fund does recognize that waivers may be granted in the event of unusual or unforeseen circumstances so long as the Board makes a specific determination that the waiver is in the best interests of the Fund and their shareholders. Only the Board may amend the Fund’s portfolio holdings disclosure policies and procedures.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator amounts relating to all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. The calculation includes in purchases and sales any short sales that the Fund intends to maintain for more than one year and put and call options with expiration dates more than one year from the date of acquisition. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

The Fund will invest portions of its assets to seek short-term capital appreciation. The Fund’s investment objective and investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

FUND ADMINISTRATION AND FUND ACCOUNTING

The administrator to the Fund is ALPS Fund Services, Inc. (“ALPS Services” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Administrator provides certain administrative services to the Fund pursuant to an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”) between ALPS Services and the Fund. These services include assisting in maintaining office facilities, furnishing clerical services, compiling data for, preparing and filing certain notices to the SEC, coordinating execution and filing of tax returns by the Fund’s independent accountant, assisting with the preparation of reports to the Fund’s shareholders and registration statements for the Fund, monitoring expense accruals and payment of expenses on proper authorization from the Fund, monitoring the Fund’s status as a regulated investment company, monitoring compliance with the policies and limitations of the Fund as set forth in the prospectus and SAI and generally assisting in the Fund’s operations.

For its services under the Administration Agreement, the Administrator receives a fee, computed daily and paid monthly, based on the Funds’ aggregate net assets, according to the schedules set forth below, subject to a $495,000 minimum annual fee.

Annual Rate	Aggregate Net Assets
0.035%	Between $0-$500,000,000
0.020%	$500,000,000-$1,000,000,000
0.015%	Above $1,000,000,000

The Arbitrage Tactical Equity Fund is newly formed and has not paid any administration fees during the fiscal year ended May 31, 2014.

TRANSFER AGENT

As the Fund’s transfer agent, DST Systems, Inc. (“DST”), P.O. Box 219533, Kansas City, Missouri, 64121-9533, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. DST receives for its services as transfer agent a fee payable monthly at an annual rate of $50,000 per year for all classes; provided, however, that the minimum fee is $17,500 per year with respect to each Class of shares. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

CUSTODIAN

The Custodian of the Fund’s assets is State Street Bank & Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111. As custodian, State Street Bank & Trust Company acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

The price at which investors purchase Class A shares is called the offering price. The offering price is equal to the net asset value per share of Class A shares at the time of purchase, plus any applicable sales charge. The price at which investors purchase Class I, Class R, and Class C shares is the net asset value. The net asset value per share of the Fund will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business and will be computed by taking the aggregate market value of all assets of the Fund less its liabilities, and dividing by the total number of shares outstanding. Each determination will be made:

(1)	by valuing portfolio securities, including open short positions, which are traded on the NYSE and AMEX at the last reported sales price on that exchange;

(2)	by valuing securities which are traded on The NASDAQ Stock Market at the NASDAQ Official Closing Price;

(3)
by valuing put and call options, listed securities for which no sale was reported on a particular day and securities traded in the over-the-counter market at the mean between the last bid and asked prices; and

(4)
by valuing any securities or other assets for which market quotations are not readily available at fair market value as determined in good faith by the Adviser under the supervision of the Trust’s Board.

The Adviser reserves the right to value options at prices other than last sale prices when such last sale prices are believed unrepresentative of fair market value as determined in good faith by the Adviser under the supervision of the Trust’s Board.

The Adviser has a Valuation Committee, which is responsible for monitoring the valuation of portfolio securities and other investments as needed, and determining the fair value of illiquid and other holdings after consideration of all relevant factors. The Valuation Committee reports its determinations to the Board. The members of the Valuation Committee are John Orrico, Todd Munn, Roger Foltynowicz, Matthew Hemberger, Jennifer Avicolli, Justin Dunleavy, Jonathan Hickey and Kim Storms.

The net asset value of the shares of the Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern time), on each day the NYSE is open for business. The NYSE is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.

Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing the net asset value, the Fund usually values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Adviser under the supervision of the Trust’s Board.

Purchase of Shares

Orders for shares received by the Trust in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced based on the net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of the NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Trust will redeem all or any portion of a shareholder’s shares of the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment for such shares may be suspended at times:

(a)	when the NYSE is closed, other than customary weekend and holiday closings;
(b)	when trading on that exchange is restricted for any reason;
(c)
when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)	when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Fund’s prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and tax waivers required in some states when settling estates.

Redemption In Kind

Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Adviser under supervision of the Board and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust has filed an election with the SEC pursuant to which the Fund will effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of the Fund’s net assets, whichever is less, during any 90-day period.

Exchange Privilege

Investors may exchange shares of the Fund for shares of any other Fund at their net asset value; provided, however, that investors must hold their Class A shares or Class C shares of one Fund, as applicable, for at least thirty days in order to be eligible to exchange their shares for Class A or Class C shares, as applicable, of the other Fund. In addition, investors may exchange Class A or Class C shares of the Fund for Class R or Class I shares of the same Fund, provided (1) the investor meets the investment eligibility requirements for purchase of shares of the class he or she wishes to exchange into, (2) the investor has held the Class C shares for longer than twelve months, and (3) the investor has held Class A shares, subject to a contingent deferred sales charge, for longer than twelve months, with respect to shares of The Arbitrage Fund, or eighteen months, with respect to shares of the Fund, The Arbitrage Credit Opportunities Fund and The Arbitrage Event-Driven Fund. Investors who are interested in exercising the exchange privilege should first contact the Fund or their agents to obtain instructions and any necessary forms. There is a five dollar ($5) fee for each telephone exchange, and no fee for a written exchange.

The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Fund or (ii) the proceeds from redemption of the shares of the applicable Fund are not immediately reinvested in shares of the other Fund through a subsequent exercise of the exchange privilege. There is currently no limitation on the number of exchanges an investor may make. The exchange privilege may be terminated by the Fund upon at least 60 days prior notice to investors.

For federal income tax purposes, a redemption of shares of the Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.

TAX STATUS

The Fund intends to qualify and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. If for any tax year the Fund fails to meet one of the requirements, the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”) provides several cure provisions which, if all requirements are met, will prevent registered investment company disqualification.

By qualifying as a regulated investment company, the Fund will not be subject to federal income tax on its net investment income or net capital gains which it distributes to shareholders in accordance with the applicable timing requirements. In order to qualify as a regulated investment company, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s assets is invested in securities of any one issuer or two or more issuers controlled by the Fund or one or more qualified publicly traded partnerships (other than U.S. government securities or securities of other regulated investment companies).

The Fund intends to distribute substantially all of its net investment income (dividends and interest earned on portfolio securities less expenses) and net realized capital gains in December. Any remaining undistributed amounts will be generally distributed during the following year. Distributions from net investment income (including any excess of net short-term capital gains over net long-term capital losses) are generally taxable to investors as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to qualified dividend income), while distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of your holding period of Fund shares. Certain dividends or distributions declared by the Fund in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.

As the Fund intends to distribute substantially all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code, the Fund should not be required to pay any material federal income or excise taxes. Distributions of net investment income and net capital gain will be made after May 31, the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year and is unable to cure such disqualification, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus undistributed amounts from prior years. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax. However, no assurance can be given that the Fund will not be subject to the excise tax.

Net investment income includes dividends and interest income and certain other income items less expenses. Net long-term capital gains for any fiscal year are computed by taking into account any capital loss carryforwards of the Fund. Capital losses may be carried forward indefinitely to offset any capital gains. If the Fund were to undergo an ownership change as defined in the Code, any such carryforwards may be lost.

In certain situations, the Fund may, for a taxable year, elect to defer all or a portion of its capital losses realized after October and its late-year ordinary losses (defined as the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Gain or loss on the sale, lapse or other termination of options acquired by the Fund on stock or securities and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the Fund’s holding period with respect to the option.

Certain Fund transactions may be subject to wash sale, short sale, constructive sale, conversion transaction, constructive ownership transaction and straddle provisions of the Code that may, among other things, require the Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable as ordinary income.

As a result of entering into swap contracts, the Fund makes or receives periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Code to exempt interest dividends will not be allowed as a deduction but instead will reduce net tax-exempt income.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income. Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the Fund for the security. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirement discussed above. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to borrow money or dispose of other assets and use the proceeds to make distributions to satisfy the distribution requirement.

Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Fund will be required to be “marked to market” for federal income tax purposes at the end of the Fund’s taxable year. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and forty percent will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to the distribution requirement discussed above, even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio assets or borrowing to obtain the necessary cash.

Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions from current earnings and profits, and distributions made before the losses were realized could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder’s basis in his or her Fund shares.

If the Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, a qualified zone academy bond, or a qualified school construction bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the Fund were to make an election, a shareholder of the Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to the shareholder’s proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

The Fund may make investments in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as PFICs under the Code), the Fund may be subject to federal income tax on a portion of any “excess distribution” from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges maybe imposed on the Fund as a result of such distributions. If the Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a “QEF”), in lieu of the foregoing requirements the Fund would be required to include each year in its income, and distribute to shareholders in accordance with the distribution requirement, a pro rata portion of the QEF’s ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

Alternatively, the Fund generally will be permitted to “mark to market” any shares it holds in a PFIC. If the Fund made such an election, with such election being made separately for each PFIC owned by the Fund, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. Such amount is treated as ordinary income. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by the Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code, unless they incurred debt to acquire Fund shares.

Distributions of taxable net investment income and short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) are generally taxable to shareholders as ordinary income, although a portion of such distributions may be taxable to shareholders at the lower rate applicable to qualified dividend income.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss depending upon the difference between the amount realized and his tax basis in his Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gains distributions received by the shareholder during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gains will be taxable as described above, whether received in shares of the Fund or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gains, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service (the “IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. In addition, the Fund is required to report cost basis information to a shareholder and the IRS when such shareholder sells or exchanges shares acquired on or after January 1, 2012 in non-retirement accounts. The Fund must also report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

A 30% withholding tax will be imposed on U.S.-source dividends, interest and other income items paid after June 30, 2014, and proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

A brief explanation of the form and tax character of distributions will accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

The Trust is organized as a Delaware statutory trust and generally will not be liable for any income or franchise tax in the State of Delaware. If the Fund qualifies as a regulated investment company for federal income tax purposes and pays no federal income tax, it generally will also not be liable for New York State income taxes, other than a nominal corporation franchise tax.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected, Ernst & Young LLP, Suite 1400, 220 South Sixth Street, Minneapolis, MN, 55402-4509, as independent registered public accounting firm for the fiscal year ending May 31, 2015. Ernst & Young LLP performs an annual audit of the Fund’s financial statements and advises the Fund as to certain accounting and tax matters.

COUNSEL

Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia PA, 19103-6996, serves as the Trust’s legal counsel and as counsel to the Independent Trustees.

FINANCIAL STATEMENTS

No Financial Statements are supplied for the Fund because as of the date of the Prospectus and this SAI, the Fund had no operating history.

APPENDIX A

The Arbitrage Funds and Water Island Capital, LLC

Proxy Voting Policies and Procedures

The Arbitrage Funds, which is comprised of The Arbitrage Fund, The Arbitrage Credit Opportunities Fund, The Arbitrage Event-Driven Fund and The Arbitrage Tactical Equity Fund (each, a “Fund” and collectively, the “Funds”) and Water Island Capital, LLC (the “Adviser”) intend to exercise a voice on behalf of their shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders’ and clients’ investments.

The Fund’s Board of Trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. The proxy voting principles for the Funds are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented. The Adviser’s proxy voting policies cover both the Funds and the Adviser’s other clients (together with the Funds, “Clients”).

Policy

The Adviser exercises proxy voting authority on behalf of Clients. It is the Adviser’s policy generally to vote against any management proposals that the Adviser believes could prevent companies from realizing their maximum market value, or would insulate companies and/or management, from accountability to shareholders or prudent regulatory compliance.

Business Operations. The Adviser generally will vote in favor of proposals that are a standard and necessary aspect of business operations and that the Adviser believes will not typically have a significant effect on the value of the investment. Factors considered in reviewing these proposals include the financial performance of the company, attendance and independence of board members and committees, and enforcement of strict accounting practices. Such proposals include:

•	name changes;
•	election of directors;
•	ratification of auditors;
•	maintenance of current levels of directors' indemnification and liability;
•	increases in authorized shares (common stock only) if there is no intention to significantly dilute shareholders' proportionate interest; and
•	employee stock purchase or ownership plans.

Change in Status. Proposals that change the status of the corporation, its individual securities, or the ownership status of the securities will be reviewed on a case-by-case basis. Changes in status include proposals regarding:

•	mergers, acquisitions, restructurings;
•	reincorporations; and
•	changes in capitalization.

Shareholder Democracy. The Adviser generally will vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of the shareholders to realize the value of their investment. This would include proposals endorsing or facilitating:

•	increased indemnification protections for directors or officers;
•	certain supermajority requirements;
•	unequal voting rights;

•	classified boards;
•	cumulative voting;
•	authorization of new securities if the intention appears to be to unduly dilute the shareholders' proportionate interest; and
•	changing the state of incorporation if the intention appears to disfavor the economic interest of the shareholders.

The Adviser generally supports proposals that maintain or expand shareholder democracy such as:

•	annual elections;
•	independent directors;
•	confidential voting; and
•	proposals that require shareholder approval for:
•	adoption or retention of "poison pills" or golden parachutes,
•	elimination of cumulative voting or preemptive rights, and
•	reclassification of company boards.

The Adviser believes reasonable compensation is appropriate for directors, executives and employees. Compensation should be used as an incentive and to align the interests of the involved parties with the long-term financial success of the company. It should not be excessive or utilized in a way that compromises independence or creates a conflict of interest. Among the factors the Adviser considers when reviewing a compensation proposal is whether it potentially dilutes the value of outstanding shares, whether a plan has broad-based participation and whether a plan allows for the re-pricing of options. Each proposal is reviewed individually.

A record of all proxy decisions and the rationale for voting will be retained and available for inspection by Clients at any time in accordance with the procedures listed below.

Conflicts of Interest. The Adviser must act as a fiduciary when voting proxies on behalf of its Clients. In that regard, the Firm will seek to avoid possible conflicts of interest in connection with proxy voting.

ERISA Considerations. ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest. Thus, if the Adviser determines that it has a conflict of interest with respect to the voting of proxies, the Adviser must either seek the Client’s informed direction or retain an independent person to direct the Adviser how to vote the proxy in the best interests of the ERISA account.

Class Actions. It is the Adviser’s policy not to make any decisions as to whether to participate or opt out of a class action involving securities in which Clients are invested. Any class action materials received by the Adviser are returned to the custodian of the Client’s assets for delivery to the Client.

Procedures

Receipt of Proxy Materials. The Adviser receives proxy materials from issuers, custodians, or broker/ dealers through Proxy Edge or via e-mail and through the mail with respect to any securities held in Client accounts.

Voting Decisions. For each vote, the Adviser’s Operations Department discusses the issues or initiatives with the portfolio manager responsible for the security. The Adviser generally votes in accordance with the recommendations of the Portfolio Management Team, unless such recommendations violate the Adviser’s policy. Once a determination has been made regarding how the Adviser will vote, the Operations Department casts the Adviser’s vote via Proxy Edge.

Recusal from Voting. Any employee who has a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must so inform the Adviser’s Chief Compliance Officer and recuse him or herself from decisions on how proxies with respect to that issuer are voted.

Conflicts of Interest. The Operations Department will advise the Adviser’s Chief Compliance Officer of any potential conflicts of interest. The Chief Compliance Officer will review all potential conflicts of interests and determine whether such potential conflict is material. Where the Chief Compliance Officer determines there is a potential for a material conflict of interest regarding a proxy, the Chief Compliance Officer will consult with the Portfolio Management Team and a determination will be made as to whether one or more of the following steps will be taken: (i) discuss the proxy vote with Clients; (ii) fully disclose the material facts regarding the conflict and seek the Clients’ consent to vote the proxy as intended; and/or (iii) seek the recommendations of an independent third party. The Chief Compliance Officer will document the steps taken to evidence that the proxy vote or abstention was in the best interest of Clients and not the product of any material conflict. Such documentation will be maintained in accordance with required recordkeeping procedures.

Disclosure of Policies and Procedures. The Adviser’s Chief Compliance Officer will provide a summary of these policies and procedures in its Form ADV, Part 2A to be furnished to Clients. The Chief Compliance Officer will further provide a copy of these policies and procedures to any Client upon request and will inform Clients how they can obtain further proxy voting information about their own proxies.

Record of Votes Cast. Information pertaining to votes cast including which votes were cast, the number of shares voted and how they were voted is maintained through Proxy Edge. The Operations Department also maintains a spreadsheet by fund, listing votes cast as they pertain to merger decisions.

Client Requests for Votes. If a Client requests that proxies be voted in a specific way on a specific issue, the portfolio manager or a member of the Portfolio Management Team will advise the Client that it cannot accommodate the request.

Client Requests for Voting Record. Clients may request information concerning how proxies were voted on Client securities. The Portfolio Management Team will notify the Adviser’s Chief Compliance Officer if he or she receives such request and will respond to such requests showing how Client securities were voted on particular issues.

Records to be Maintained. The Adviser will maintain the following records with respect to proxies: (i) proxy statements received regarding Client securities; (ii) records of votes cast on behalf of a Client, including each security to which votes were cast, the number of shares voted and how they were voted on each issue; (iii) written records of requests by Clients for proxy voting information; (iv) written responses to any written or oral requests; and (v) any documents prepared or used by the Adviser that were material to how a proxy was voted or that memorialized the basis for the voting decision. In maintaining item (ii) above, the Adviser may rely on the records of any third party, such as a proxy voting service; provided, however, that the Adviser will not rely on such a third party without the express agreement of such party to provide a copy of the documents upon request.

PART C

OTHER INFORMATION

Item 28.	Exhibits.

(a)	(i)	Certificate of Trust and Agreement and Declaration of Trust — Incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-1A filed on February 15, 2000.

(ii)
Written Instrument Designating and Establishing New Series — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A filed on September 28, 2010.

(iii)
Written Instrument Designating and Establishing New Class — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 17 to its Registration Statement on Form N-1A filed on May 31, 2012.

(iv)
Written Instrument Designating and Establishing New Series — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed on October 1, 2012.

(v)
Written Instrument Designating and Establishing New Class —Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A filed on May 31, 2013.

(vi)	Written Instrument Designating and Establishing New Series — filed herewith.

(b)	(i)	Bylaws — Incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-1A filed on February 15, 2000.

(c)	Instruments Defining Rights of Security Holders — Incorporated by reference to Agreement and Declaration of Trust and Bylaws.

(d)	(i)
Amended and Restated Investment Advisory Agreement with Water Island Capital, LLC (for The Arbitrage Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A filed on September 30, 2008.

(ii)
Investment Advisory Agreement with Water Island Capital, LLC (for The Arbitrage Event-Driven Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A filed on September 28, 2010.

(iii)
Investment Advisory Agreement with Water Island Capital, LLC (for The Arbitrage Credit Opportunities Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed on October 1, 2012.

(iv)	Investment Advisory Agreement with Water Island Capital, LLC (for The Arbitrage Tactical Equity Fund) — filed herewith.

(e)	(i)
Amended and Restated Distribution Agreement with ALPS Distributors, Inc. — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 26 to its Registration Statement on Form N-1A filed on September 27, 2013.

(ii)	Amendment to Amended and Restated Distribution Agreement with ALPS Distributors, Inc. – filed herewith.

(f)	Bonus or Profit Sharing Contracts — Inapplicable.

(g)
Master Custodian Agreement with State Street Bank and Trust Company — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A filed on July 30, 2004.

(h)	(i)
Amended and Restated Administration, Bookkeeping and Pricing Services Agreement with ALPS Fund Services, Inc. – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 26 to its Registration Statement on Form N-1A filed on September 27, 2013.

(ii)
Amendment to Amended and Restated Administration, Bookkeeping and Pricing Services Agreement with ALPS Fund Services, Inc. – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A filed on September 26, 2014.

(iii)	Amendment to Amended and Restated Administration, Bookkeeping and Pricing Services Agreement with ALPS Fund Services, Inc. – filed herewith.

(iv)
Agency Agreement (for transfer agent and dividend disbursing services) with DST Systems, Inc. dated July 11, 2005 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A filed on September 30, 2005.

(v)
Form of Amendment to Agency Agreement (for transfer agent and dividend disbursing services) with DST Systems, Inc. – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A filed on September 26, 2014.

(vi)
Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC (for The Arbitrage Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A filed on May 31, 2013.

(vii)
Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC (for The Arbitrage Event-Driven Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A filed on May 31, 2013.

(viii)
Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC (for The Arbitrage Credit Opportunities Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A filed on May 31, 2013.

(ix)	Power of Attorney for Kim Storms — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A filed on September 28, 2011.

(x)
PFO Services Agreement with ALPS Fund Services, Inc. — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A filed on September 28, 2011.

(xi)
Blue Sky Services Agreement with ALPS Fund Services, Inc. — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A filed on September 28, 2011.

(xii)
Amendment to PFO Services Agreement with ALPS Fund Services, Inc. — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed on October 1, 2012.

(xiii)	Amendment to PFO Services Agreement with ALPS Fund Services, Inc. –filed herewith.

(xiv)
Amendment to Blue Sky Services Agreement with ALPS Fund Services, Inc. — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed on October 1, 2012.

(xv)	Amendment to Blue Sky Services Agreement with ALPS Fund Services, Inc. – filed herewith.

(xvi)
Powers of Attorney for John C. Alvarado, Burtt R. Erlich, Jay N. Goldberg and Robert P. Herrmann – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A filed on September 26, 2014.

(xvii)
Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC (for The Arbitrage Fund) – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A filed on September 26, 2014.

(xviii)
Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC (for The Arbitrage Event Driven Fund) – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A filed on September 26, 2014.

(xix)
Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC (for The Arbitrage Credit Opportunities Fund) – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A filed on September 26, 2014.

(xx)	Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC (for The Arbitrage Tactical Equity Fund) – filed herewith.

(i)	Legal Opinion and Consent of Drinker Biddle & Reath LLP – filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm — Inapplicable.

(k)	Omitted Financial Statements — Inapplicable.

(l)	Initial Capital Agreement — Incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed on June 1, 2000.

(m)	(i)
Amended and Restated Rule 12b-1 Plan for Class R Shares (for The Arbitrage Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A filed on September 28, 2011.

(ii)
Amended and Restated Rule 12b-1 Plan for Class R Shares (for The Arbitrage Event-Driven Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A filed on September 28, 2011.

(iii)
Rule 12b-1 Plan for Class C Shares (for The Arbitrage Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 17 to its Registration Statement on Form N-1A filed on May 31, 2012.

(iv)
Rule 12b-1 Plan for Class C Shares (for The Arbitrage Event-Driven Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 17 to its Registration Statement on Form N-1A filed on May 31, 2012.

(v)
Rule 12b-1 Plan for Class R Shares (for The Arbitrage Credit Opportunities Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A filed on May 31, 2013.

(vi)
Rule 12b-1 Plan for Class C Shares (for The Arbitrage Credit Opportunities Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed on October 1, 2012.

(vii)
Rule 12b-1 Plan for Class A Shares (for The Arbitrage Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A filed on May 31, 2013.

(viii)
Rule 12b-1 Plan for Class A Shares (for The Arbitrage Event-Driven Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A filed on May 31, 2013.

(ix)
Rule 12b-1 Plan for Class A Shares (for The Arbitrage Credit Opportunities Fund) — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A filed on May 31, 2013.

(x)
Amended and Restated Shareholder Services and Distribution Plan dated June 1, 2014 – Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A filed on September 26, 2014.

(xi)	Appendix A to the Amended and Restated Shareholder Services and Distribution Plan – filed herewith.

(n)	(i)	Form of Amended and Restated Rule 18f-3 Plan Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A filed on May 31, 2013.

(ii)	Updated Appendix A to Form of Amended and Restated Rule 18f-3 Plan – filed herewith.

(o)	Reserved

(p)	(i)
Code of Ethics of the Registrant, dated July 2012 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed on October 1, 2012.

(ii)
Code of Ethics of ALPS Distributors, Inc., as amended June 25, 2012 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed on October 1, 2012.

(iii)
Code of Ethics of Water Island Capital, LLC, dated May 15, 2012 — Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed on October 1, 2012.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification.

Reference is made to Article V of the Registrant’s Agreement and Declaration of Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions of the Registrant’s Agreement and Declaration of Trust, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and Water Island Capital, LLC (the “Adviser”). Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

The Investment Advisory Agreement with the Adviser provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of the Adviser or any of its officers, directors or employees, the Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services under the Agreement or for any losses that may, from time to time, be sustained in the purchase, holding or sale of any security.

The Distribution Agreement with ALPS Distributors, Inc. (“ALPS”) provides that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard by ALPS in the performance of its duties, obligations, or responsibilities set forth in the Agreement, ALPS and its affiliates, including their respective officers, directors, agents, and employees, will not be liable for, and the Funds agree to indemnify, defend and hold harmless such persons from, all taxes, charges, expenses, assessments, claims, and liabilities (including, without limitation, reasonable attorneys’ fees and disbursements and liabilities arising under applicable federal and state laws) arising directly or indirectly from the following: (i) the inaccuracy of factual information furnished to ALPS by an officer of the Funds or an officer the Funds’ investment adviser, custodians, or other service providers (excluding for this purpose ALPS or any of its affiliates); (ii) any untrue statement of a material fact or omission of a material fact required to be stated or necessary in order to make the statements not misleading under the Securities Act of 1933, the Investment Company Act of 1940, or any other statute or the common law, in any registration statement, prospectus, statement of additional information, shareholder report, or other information filed or made public by the Funds (as amended from time to time), except to the extent the statement or omission was made in reliance upon, and in conformity with, information furnished to the Funds by or on behalf of ALPS; (iii)any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Agreement relates; (iv) ALPS’ reliance on any instruction, direction, notice, instrument or other information provided by the Funds or the Funds’ investment adviser or custodian or any authorized third party on behalf of the Funds that ALPS reasonably believes to be genuine; or (v) any other action or omission to act which ALPS takes in connection with the provision of services to the Funds.

Item 31.	Business and Other Connections of the Investment Adviser.

Inapplicable.

Item 32.	Principal Underwriters.

(a)
ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 13D Activist Fund, ALPS Series Trust, AQR Funds, Babson Capital Funds Trust, BBH Trust, BLDRS Index Funds Trust, Broadview Funds Trust, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Centaur Mutual Funds Trust, Century Capital Management Trust, Columbia ETF Trust, CornerCap Group of Funds, Cortina Funds, Inc., CRM Mutual Fund Trust, Cullen Funds, DBX ETF TRUST, db-X Exchange-Traded Funds Inc., Centre Funds, EGA Emerging Global Shares Trust, EGA Frontier Diversified Core Fund, Financial Investors Trust, Firsthand Funds, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, ISI Strategy Fund, Inc., James Advantage Funds, Laudus Trust, Laudus Institutional Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, Managed Municipal Fund, Inc., North American Government Bond Fund, Inc., Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust III, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds, Russell Exchange Traded Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return U.S. Treasury Fund, Inc., Transparent Value Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, Wilmington Funds and WisdomTree Trust.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young**	Secretary	None
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c)
During the Registrant’s most recent fiscal year, ALPS did not receive any net underwriting dicounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation.

Item 33.	Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant in its offices located at 41 Madison Avenue, 42nd Floor, New York, New York 10010, or at the offices of the Registrant’s transfer agent located at 1055 Broadway Kansas City, MO 64105, or at the offices of the Registrant’s custodian located at State Street, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Item 34.	Management Services Not Discussed in Parts A or B.

Inapplicable.

Item 35.	Undertakings.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 22nd day of December, 2014.

THE ARBITRAGE FUNDS

By:	/s/ John S. Orrico
John S. Orrico
President

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John S. Orrico	President and Chairman of	December 22, 2014
John S. Orrico	the Board of Trustees

/s/ Kim Storms	Chief Financial Officer	December 22, 2014
Kim Storms

Jay N. Goldberg*	Trustee	December 22, 2014

John C. Alvarado*	Trustee	December 22, 2014

Burtt R. Ehrlich*	Trustee	December 22, 2014

Robert P. Herrmann*	Trustee	December 22, 2014

*/s/ John S. Orrico
John S. Orrico
Attorney-in-fact
December 22, 2014

Signature Page

EXHIBIT INDEX

Exhibit No.	Description
(a)(vi)	Written Instrument Designating and Establishing New Series
(d)(iv)	Investment Advisory Agreement with Water Island Capital, LLC (for The Arbitrage Tactical Equity Fund)
(e)(ii)	Amendment to Amended and Restated Distribution Agreement with ALPS Distributors, Inc.
(h)(iii)	Amendment to Amended and Restated Administration, Bookkeeping and Pricing Services Agreement with ALPS Fund Services, Inc.
(h)(xiii)	Amendment to PFO Services Agreement with ALPS Fund Services, Inc.
(h)(xv)	Amendment to Blue Sky Services Agreement with ALPS Fund Services, Inc.
(h)(xx)	Amended and Restated Expense Waiver and Reimbursement Agreement with Water Island Capital, LLC (for The Arbitrage Tactical Equity Fund)
(i)	Legal Opinion and Consent of Drinker Biddle & Reath LLP
(m)(xi)	Appendix A to the Amended and Restated Shareholder Services and Distribution Plan
(n)(ii)	Updated Appendix A to Form of Amended and Restated Rule 18f-3 Plan

Exhibit Index - 1